Exhibit 10.2

RESONANT INC.

2014 OMNIBUS INCENTIVE PLAN

Resonant Inc. (the “Company”), a Delaware corporation, hereby establishes and adopts the following 2014 Omnibus Incentive Plan (the “Plan”).

1.         PURPOSE OF THE PLAN

The purpose of the Plan is to assist the Company and its Subsidiaries in attracting and retaining selected individuals to serve as employees, directors, consultants and/or advisors who are expected to contribute to the Company’s success and to achieve long-term objectives that will benefit stockholders of the Company through the additional incentives inherent in the Awards hereunder.

2.         DEFINITIONS

2.1       “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Other Share-Based Award, Performance Award or any other right, interest or option relating to Shares or other property (including cash) granted pursuant to the provisions of the Plan.

2.2       “Award Agreement” shall mean any agreement, contract or other instrument or document evidencing any Award hereunder, whether in writing or through an electronic medium.

2.3       “Board” shall mean the board of directors of the Company.

2.4       “Business Combination” shall have the meaning set forth in Section 11.3(c).

2.5       “Change in Control” shall have the meaning set forth in Section 11.3.

2.6       “Code” shall mean the Internal Revenue Code of 1986, as amended.

2.7       “Committee” shall mean the Compensation Committee of the Board or a subcommittee thereof formed by the Compensation Committee to act as the Committee hereunder.  The Committee shall consist of no fewer than two Directors, each of whom is (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, (ii) an “outside director” within the meaning of Section 162(m) of the Code, and (iii) an “independent director” for purpose of the rules of the principal U.S. national securities exchange on which the Shares are traded, to the extent required by such rules.

2.8       “Company Voting Securities” shall have the meaning set forth in Section 11.3(b).

2.9       “Consultant” shall mean any consultant or advisor who is a natural person and who provides services to the Company or any Subsidiary, so long as such person (i) renders bona fide services that are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction, (ii) does not directly or indirectly promote or maintain a market for the Company’s securities and (iii) otherwise qualifies as a consultant under the applicable rules of the SEC for registration of shares of stock on a Form S-8 registration statement.

2.10     “Covered Employee” shall mean an employee of the Company or its Subsidiaries who is a “covered employee” within the meaning of Section 162(m) of the Code.

2.11     “Data” shall have the meaning set forth in Section 13.17.

2.12     “Director” shall mean a member of the Board who is not an employee.

2.13     “Dividend Equivalents” shall have the meaning set forth in Section 12.5.

2.14     “Employee” shall mean any employee of the Company or any Subsidiary and any prospective employee conditioned upon, and effective not earlier than, such person becoming an employee of the Company or any Subsidiary.

2.15     “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

2.16     “Fair Market Value” shall mean, with respect to Shares as of any date, (i) the closing price of the Shares as reported on the principal U.S. national securities exchange on which the Shares are listed and traded on such date, or, if there is no closing price on that date, then on the last preceding date on which such a closing price was reported; (ii) if the Shares are not listed on any U.S. national securities exchange but are quoted in an inter-dealer quotation system on a last sale basis, the final ask price of the Shares reported on the inter-dealer quotation system for such date, or, if there is no such sale on such date, then on the last preceding date on which a sale was reported; or (iii) if the Shares are neither listed on a U.S. national securities exchange nor quoted on an inter-dealer quotation system on a last sale basis, the amount determined by the Committee to be the fair market value of the Shares as determined by the Committee in its sole discretion. The Fair Market Value of any property other than Shares shall mean the market value of such property determined by such methods or procedures as shall be established from time to time by the Committee.

2.17     “Incentive Stock Option” shall mean an Option which when granted is intended to qualify as an incentive stock option for purposes of Section 422 of the Code.

2.18     “Incumbent Directors” shall have the meaning set forth in Section 11.3(a).

2.19     “Maximum Plan Shares” shall have the meaning set forth in Section 3.1(a).

2.20     “Non-Qualifying Transaction” shall have the meaning set forth in Section 11.3(c).

2.21     “Option” shall mean any right granted to a Participant under the Plan allowing such Participant to purchase Shares at such price or prices and during such period or periods as the Committee shall determine.

2.22     “Other Share-Based Award” shall have the meaning set forth in Section 8.1.

2.23     “Parent Corporation” shall have the meaning set forth in Section 11.3(c).

2.24     “Participant” shall mean an Employee, Director or Consultant who is selected by the Committee to receive an Award under the Plan.

2.25     “Performance Award” shall mean any Award of Performance Cash, Performance Shares or Performance Units granted pursuant to Article 9.

2.26     “Performance Cash” shall mean any cash incentives granted pursuant to Article 9 payable to the Participant upon the achievement of such performance goals as the Committee shall establish.

2.27     “Performance Period” shall mean the period established by the Committee during which any performance goals specified by the Committee with respect to a Performance Award are to be measured.

2.28     “Performance Share” shall mean any grant pursuant to Article 9 of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant upon achievement of such performance goals as the Committee shall establish.

2.29     “Performance Unit” shall mean any grant pursuant to Article 9 of a unit valued by reference to a designated amount of cash or property other than Shares, which value may be paid to the Participant upon achievement of such performance goals during the Performance Period as the Committee shall establish.

2.30     “Permitted Assignee” shall have the meaning set forth in Section 12.3.

2.31     “Restricted Stock” shall mean any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such other restrictions as the Committee, in its sole discretion, may impose, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

2.32     “Restricted Stock Award” shall have the meaning set forth in Section 7.1.

2.33     “Restricted Stock Unit” means an Award that is valued by reference to a Share, which value may be paid to the Participant in Shares or cash as determined by the Committee in its sole discretion upon the satisfaction of vesting restrictions as the Committee may establish, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

2.34     “Restricted Stock Unit Award” shall have the meaning set forth in Section 7.1.

2.35     “SEC” means the Securities and Exchange Commission.

2.36     “Shares” shall mean the shares of common stock of the Company, par value $0.001 per share.

2.37     “Stock Appreciation Right” shall mean the right granted to a Participant pursuant to Article 6.

2.38     “Subsidiary” shall mean any entity (other than the Company) in an unbroken chain of entities beginning with the Company if, at the relevant time each of the entities other than the last entity in the unbroken chain owns equity and/or interests possessing 50% or more of the total combined voting power of all equity in one of the other corporations in the chain.

2.39     “Substitute Awards” shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.

2.40     “Surviving Corporation” shall have the meaning set forth in Section 11.3(c).

2.41     “Vesting Period” shall mean the period of time specified by the Committee during which vesting restrictions for an Award are applicable.

3.         SHARES SUBJECT TO THE PLAN

3.1       Number of Shares.  (a)  Subject to adjustment as provided in Section 12.2, a total of 900,000 Shares shall be authorized for grant under the Plan (the “Maximum Plan Shares”).  Any Shares that are subject to Awards shall be counted against this limit as one (1) Share for every one (1) Share granted.

(b)        If any Shares subject to an Award are forfeited, an Award expires or an Award is settled for cash (in whole or in part), then in each such case the Shares subject to such Award shall, to the extent of such forfeiture, expiration or cash settlement, again be available for Awards under the Plan on a one-for-one basis.  In the event that any Award granted hereunder is exercised through the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then in each such case the Shares so tendered or withheld shall again be available for Awards under the Plan on a one-for-one basis.  In addition, in the event that withholding tax liabilities arising from any Award are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then in each such case the Shares so tendered or withheld shall again be available for Awards under the Plan on a one-for-one basis.

(c)        Substitute Awards shall not reduce the Shares authorized for grant under the Plan or the applicable limitations applicable to a Participant under Section 10.5, nor shall Shares subject to a Substitute Award again be available for Awards under the Plan as provided in paragraph (b) above.  Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan;

provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.

3.2       Character of Shares.  Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares purchased in the open market or otherwise.

4.         ELIGIBILITY AND ADMINISTRATION

4.1       Eligibility.  Any Employee, Director or Consultant shall be eligible to be selected as a Participant.

4.2       Administration.  (a) The Plan shall be administered by the Committee.  The Committee shall have full power and authority, subject to the provisions of the Plan and subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board, to: (i) select the Employees, Directors and Consultants to whom Awards may from time to time be granted hereunder; (ii) determine the type or types of Awards to be granted to each Participant hereunder; (iii) determine the number of Shares (or dollar value) to be covered by each Award granted hereunder; (iv) determine the terms and conditions, not inconsistent with the provisions of the Plan, of any Award granted hereunder; (v) determine whether, to what extent and under what circumstances Awards may be settled in cash, Shares or other property; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other property and other amounts payable with respect to an Award made under the Plan shall be deferred either automatically or at the election of the Participant; (vii) determine whether, to what extent and under what circumstances any Award shall be canceled or suspended; (viii) interpret and administer the Plan and any instrument or agreement entered into under or in connection with the Plan, including any Award Agreement; (ix) correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent that the Committee shall deem desirable to carry it into effect; (x) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xi) determine whether any Award, other than an Option or Stock Appreciation Right, will have Dividend Equivalents; and (xii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

(b)        Decisions of the Committee shall be final, conclusive and binding on all persons or entities, including the Company, any Participant, and any Subsidiary.  A majority of the members of the Committee may determine its actions, including fixing the time and place of its meetings.

(c)        To the extent not inconsistent with applicable law, including Section 162(m) of the Code with respect to Awards intended to comply with the performance-based compensation exception under Section 162(m), or the rules and regulations of the principal U.S. national securities exchange on which the Shares are traded, the Committee may (i) delegate to a committee of one or more directors of the Company any of the authority of the Committee under the Plan, including the right to grant, cancel or suspend Awards and (ii) to the extent permitted by law, authorize one or more executive officers to do one or more of the following with respect to Employees who are not directors or executive officers of the Company: (A) designate Employees (including officers) to be recipients of Awards, (B) determine the number of Shares subject to such Awards to be received by such Employees and (C) cancel or suspend Awards to such Employees; provided that (x) any resolution of the Committee authorizing such officer(s) must specify the total number of Shares subject to Awards that such officer(s) may so award and (y) the Committee may not authorize any officer to designate himself or herself as the recipient of an Award.

5.         OPTIONS

5.1       Grant of Options.  Options may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan.  Any Option shall be subject to the terms and conditions of this Article and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable.

5.2       Award Agreements.  All Options shall be evidenced by an Award Agreement in such form and containing such terms and conditions as the Committee shall determine which are not inconsistent with the provisions of the Plan.  The terms and conditions of Options need not be the same with respect to each Participant.  Granting an Option pursuant to the Plan shall impose no obligation on the recipient to exercise such Option.  Any Participant who is granted an Option pursuant to this Article may hold more than one Option granted pursuant to the Plan at the same time.

5.3       Option Price.  Other than in connection with Substitute Awards, the option price per Share purchasable under any Option granted pursuant to this Article shall not be less than 100% of the Fair Market Value of one Share on the date of grant of such Option; provided, however, that in the case of an Incentive Stock Option granted to a Participant who, at the time of the grant, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Subsidiary, the option price per share shall be no less than 110% of the Fair Market Value of one Share on the date of grant.  Other than pursuant to Section 12.2, the Committee shall not without the approval of the Company’s stockholders (a) lower the option price per Share of an Option after it is granted, (b) cancel an Option in exchange for cash or another Award (other than in connection with a Change in Control as defined in Section 11.3), or (c) take any other action with respect to an Option that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Shares are traded.

5.4       Option Term.  The term of each Option shall be fixed by the Committee in its sole discretion; provided that no Option shall be exercisable after the expiration of ten (10) years from the date the Option is granted, except in the event of death or disability; provided, however, that the term of the Option shall not exceed five (5) years from the date the Option is granted in the case of an Incentive Stock Option granted to a Participant who, at the time of the grant, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Subsidiary.  Notwithstanding the foregoing, in the event that on the last business day of the term of an Option (i) the exercise of the Option, other than an Incentive Stock Option, is prohibited by applicable law or (ii) Shares may not be purchased or sold by certain employees or directors of the Company due to the “black-out period” of a Company policy or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the term shall be extended for a period of thirty (30) days following the end of the legal prohibition, black-out period or lock-up agreement.

5.5                            Exercise of Options.                (a) Vested Options granted under the Plan shall be exercised by the Participant (or by a Permitted Assignee thereof or the Participant’s executors, administrators, guardian or legal representative, as may be provided in an Award Agreement) as to all or part of the Shares covered thereby, by giving notice of exercise to the Company or its designated agent, specifying the number of Shares to be purchased.  The notice of exercise shall be in such form, made in such manner, and shall comply with such other requirements consistent with the provisions of the Plan as the Committee may prescribe from time to time.

(b)                              Unless otherwise provided in an Award Agreement, full payment of such purchase price shall be made at the time of exercise and shall be made (i) in cash or cash equivalents (including certified check or bank check or wire transfer of immediately available funds), (ii) by tendering previously acquired Shares (either actually or by attestation) valued at their then Fair Market Value, (iii) with the consent of the Committee, by delivery of other consideration having a Fair Market Value on the exercise date equal to the total purchase price, (iv) with the consent of the Committee, by withholding Shares otherwise issuable in connection with the exercise of the Option, (v) through any other method specified in an Award Agreement (including same-day sales through a broker), or (vi) any combination of any of the foregoing.  The notice of exercise, accompanied by such payment, shall be delivered to the Company at its principal business office or such other office as the Committee may from time to time direct, and shall be in such form, containing such further provisions consistent with the provisions of the Plan, as the Committee may from time to time prescribe.  In no event may any Option granted hereunder be exercised for a fraction of a Share.

(c)                               Notwithstanding the foregoing, an Award Agreement may provide that if on the last day of the term of an Option the Fair Market Value of one Share exceeds the option price per Share, the Participant has not exercised the Option (or a tandem Stock Appreciation Right, if applicable) and the Option has not expired, the Option shall be deemed to have been exercised by the Participant on such day with payment made by withholding Shares otherwise issuable in connection with the exercise of the Option.  In such event, the Company shall deliver to the Participant the number of Shares for which the Option was deemed exercised, less the number of Shares required to be withheld for the payment of the total purchase price and required withholding taxes; provided, however, any fractional Share shall be settled in cash.

5.6                            Form of Settlement.  In its sole discretion, the Committee may provide that the Shares to be issued upon an Option’s exercise shall be in the form of Restricted Stock or other similar securities.

5.7                            Incentive Stock Options.  The Committee may grant Incentive Stock Options to any Employee subject to the requirements of Section 422 of the Code.  Solely for purposes of determining whether Shares are available for the grant of Incentive Stock Options under the Plan, the maximum aggregate number of Shares that may be issued pursuant to Incentive Stock

Options granted under the Plan shall be the Maximum Plan Shares, subject to adjustment as provided in Section 12.2.

6.                                    STOCK APPRECIATION RIGHTS

6.1                            Grant and Exercise.  The Committee may grant Stock Appreciation Rights (a) in tandem with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option, (b) in tandem with all or part of any Award (other than an Option) granted under the Plan or at any subsequent time during the term of such Award, or (c) without regard to any Option or other Award in each case upon such terms and conditions as the Committee may establish in its sole discretion.

6.2                            Terms and Conditions.  Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

(a)                               Upon the exercise of a Stock Appreciation Right, the holder shall have the right to receive the excess of (i) the Fair Market Value of one Share on the date of exercise (or such amount less than such Fair Market Value as the Committee shall so determine at any time during a specified period before the date of exercise) over (ii) the grant price of the Stock Appreciation Right.

(b)                              The Committee shall determine in its sole discretion whether payment on exercise of a Stock Appreciation Right shall be made in cash, in whole Shares or other property, or any combination thereof.

(c)                               The terms and conditions of Stock Appreciation Rights need not be the same with respect to each recipient.

(d)                             The Committee may impose such other terms and conditions on the exercise of any Stock Appreciation Right as it shall deem appropriate.  A Stock Appreciation Right shall (i) have a grant price per Share of not less than the Fair Market Value of one Share on the date of grant or, if applicable, on the date of grant of an Option with respect to a Stock Appreciation Right granted in exchange for or in tandem with, but subsequent to, the Option (subject to the requirements of Section 409A of the Code) except in the case of Substitute Awards or in connection with an adjustment provided in Section 12.2, and (ii) have a term not greater than ten (10) years, except in the event of death or disability.  Notwithstanding clause (ii) of the preceding sentence, in the event that on the last business day of the term of a Stock Appreciation Right (x) the exercise of the Stock Appreciation Right is prohibited by applicable law or (y) Shares may not be purchased or sold by certain employees or directors of the Company due to the “black-out period” of a Company policy or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the term shall be extended for a period of thirty (30) days following the end of the legal prohibition, black-out period or lock-up agreement.

(e)                               An Award Agreement may provide that if on the last day of the term of a Stock Appreciation Right the Fair Market Value of one Share exceeds the grant price per Share of the Stock Appreciation Right, the Participant has not exercised the Stock Appreciation Right or the tandem Option (if applicable), and the Stock Appreciation Right has not expired, the Stock Appreciation Right shall be deemed to have been exercised by the Participant on such day.  In such event, the Company shall make payment to the Participant in accordance with this Section, reduced by the number of Shares (or cash) required for withholding taxes; provided, however, any fractional Share shall be settled in cash.

(f)                                Without the approval of the Company’s stockholders, other than pursuant to Section 12.2, the Committee shall not (i) reduce the grant price of any Stock Appreciation Right after the date of grant, (ii) cancel any Stock Appreciation Right in exchange for cash or another Award (other than in connection with a Change in Control as defined in Section 11.3), or (iii) take any other action with respect to a Stock Appreciation Right that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Shares are traded.

7.                                    RESTRICTED STOCK AND RESTRICTED STOCK UNITS

7.1                            Grants.  Awards of Restricted Stock and of Restricted Stock Units may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan (a “Restricted Stock Award” or “Restricted Stock Unit Award” respectively), and such Restricted Stock Awards and Restricted Stock Unit Awards shall also be available as a form of payment of Performance Awards and other earned cash-based incentive compensation.  The Committee has absolute discretion to determine whether any consideration (other than services) is to be received by the Company or any Subsidiary as a condition precedent to the grant of Restricted Stock or Restricted Stock Units, subject to such minimum consideration as may be required by applicable law.

7.2                            Award Agreements.  The terms of any Restricted Stock Award or Restricted Stock Unit Award granted under the Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan.  The terms of Restricted Stock Awards and Restricted Stock Unit Awards need not be the same with respect to each Participant.

7.3                            Rights of Holders of Restricted Stock and Restricted Stock Units.  Unless otherwise provided in the Award Agreement, beginning on the date of grant of the Restricted Stock Award and subject to execution of the Award Agreement, the Participant shall become a stockholder of the Company with respect to all Shares subject to the Award Agreement and shall have all of the rights of a stockholder, including the right to vote such Shares and the right to receive distributions made with respect to such Shares.  A Participant who holds a Restricted Stock Unit Award shall only have those rights specifically provided for in the Award Agreement; provided, however, in no event shall the Participant have voting rights with respect to such Award.  Except as otherwise provided in an Award Agreement, any Shares or any other property distributed as a dividend or otherwise with respect to any Restricted Stock Award or Restricted Stock Unit Award as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Restricted Stock Award or Restricted Stock Unit Award.  Notwithstanding the provisions of this Section, cash dividends, stock and any other property (other than cash) distributed as a dividend or otherwise with respect to any Restricted Stock Award or Restricted Stock Unit Award that vests based on achievement of performance goals shall either (i) not be paid or credited or (ii) be accumulated, shall be subject to restrictions and risk of forfeiture to the same extent as the Restricted Stock or Restricted Stock Units with respect to which such cash, stock or other property has been distributed and shall be paid at the time such restrictions and risk of forfeiture lapse.

7.4                            Issuance of Shares.  Any Restricted Stock granted under the Plan may be evidenced in such manner as the Board may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company.  Such book entry registration, certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock.

8.                                    OTHER SHARE-BASED AWARDS

8.1                            Grants.  Other Awards of Shares and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or other property (“Other Share-Based Awards”), including deferred stock units, may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan.  Other Share-Based Awards shall also be available as a form of payment of other Awards granted under the Plan and other earned cash-based compensation.

8.2                            Award Agreements.  The terms of Other Share-Based Awards granted under the Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan.  The terms of such Awards need not be the same with respect to each Participant.  Notwithstanding the provisions of this Section, Dividend Equivalents with respect to the Shares covered by an Other Share-Based Award that vests based on achievement of performance goals shall be subject to restrictions and risk of forfeiture to the same extent as the Shares covered by an Other Share-Based Award with respect to which such cash, stock or other property has been distributed.

8.3                            Payment.  Except as may be provided in an Award Agreement, Other Share-Based Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee.  Other Share-Based Awards may be paid in a lump sum or in installments or, in accordance with procedures established by the Committee, on a deferred basis subject to the requirements of Section 409A of the Code.

8.4                            Deferral of Director Fees.  Directors shall, if determined by the Board, receive Other Share-Based Awards in the form of deferred stock units in lieu of all or a portion of their annual retainer.  In addition Directors may elect to receive Other Share-Based Awards in the form of deferred stock units in lieu of all or a portion of their annual and committee retainers and annual meeting fees, provided that such election is made in accordance with the requirements of Section 409A of the Code.  The Committee shall, in its absolute discretion, establish such rules and procedures as it deems appropriate for such elections and for payment in deferred stock units.

9.                                    PERFORMANCE AWARDS

9.1                            Grants.  Performance Awards in the form of Performance Cash, Performance Shares or Performance Units, as determined by the Committee in its sole discretion, may be granted hereunder to Participants, for no consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon the criteria set forth in Section 10.2 or such other criteria as determined by the Committee in its discretion.

9.2                            Award Agreements.  The terms of any Performance Award granted under the Plan shall be set forth in an Award Agreement (or, if applicable, in a resolution duly adopted by the Committee) which shall contain provisions determined by the Committee and not inconsistent with the Plan, including whether such Awards shall have Dividend Equivalents. The terms of Performance Awards need not be the same with respect to each Participant.

9.3                            Terms and Conditions.  The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award.  The amount of the Award to be distributed shall be conclusively determined by the Committee.

9.4                            Payment.  Except as provided in Article 11, as provided by the Committee or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period.  Performance Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee.  Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis subject to the requirements of Section 409A of the Code.

10.                            CODE SECTION 162(m) PROVISIONS

10.1                    Covered Employees.  Notwithstanding any other provision of the Plan, if the Committee determines at the time a Restricted Stock Award, a Restricted Stock Unit Award, a Performance Award or an Other Share-Based Award is granted to a Participant who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, then the Committee may provide that this Article 10 is applicable to such Award.

10.2                    Performance Criteria.  If the Committee determines that a Restricted Stock Award, a Restricted Stock Unit, a Performance Award or an Other Share-Based Award is intended to be subject to this Article 10, the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of specified levels of one or any combination of the following: net sales; revenue; revenue growth or product revenue growth; operating income (before or after taxes); pre- or after-tax income or loss (before or after allocation of corporate overhead and bonus); earnings or loss per share; net income or loss (before or after taxes); return on equity; total stockholder return; return on assets or net assets; appreciation in and/or maintenance of the price of the Shares or any other publicly-traded securities of the Company; market share; gross profits; earnings or losses (including earnings or losses before taxes, before interest and taxes, or before interest, taxes, depreciation and amortization); economic value-added models or equivalent metrics; comparisons with various stock market indices; reductions in costs; cash flow or cash flow per share (before or after dividends); return on capital (including return on total capital or return on invested capital); cash flow return on investment; improvement in or attainment of expense levels or working capital levels, including cash, inventory and accounts receivable; operating margin; gross margin; year-end cash; cash margin; debt reduction; stockholders equity; operating efficiencies; market share; customer satisfaction; customer growth; employee satisfaction; regulatory achievements (including submitting or filing applications or other documents with regulatory authorities or receiving approval of any such applications or other documents and passing pre-approval inspections (whether of the Company or the Company’s third-party manufacturer) and validation of manufacturing processes (whether the Company’s or the Company’s third-party manufacturer’s)); strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property; establishing relationships with commercial entities with respect to the marketing, distribution and sale of the Company’s products (including with group purchasing organizations, distributors and other vendors); supply chain achievements (including establishing relationships with manufacturers or suppliers of component materials and manufacturers of the Company’s products); co-development, co-marketing, profit sharing, joint venture or other similar arrangements; financial ratios, including those measuring liquidity, activity, profitability or leverage; cost of capital or assets under management; financing and other capital raising transactions (including sales of the Company’s equity or debt securities, factoring transactions, sales or licenses of the Company’s assets, including its intellectual property, whether in a particular jurisdiction or territory or globally, or through partnering transactions); implementation, completion or attainment of measurable objectives with respect to research, development, manufacturing, commercialization, products or projects, production volume levels, acquisitions and divestitures; and recruiting and maintaining personnel.  Such performance goals also may be based solely by reference to the Company’s performance or the performance of a Subsidiary, division, business segment or business unit of the Company, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies.  The Committee may also exclude charges related to an event or occurrence which the Committee determines should appropriately be excluded, including (a) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (b) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (c) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles.  Such performance goals shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m) of the Code, and the regulations thereunder.

10.3                    Adjustments.  Notwithstanding any provision of the Plan (other than Article 11), with respect to any Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Share-Based Award that is subject to this Section 10, the Committee may adjust downwards, but not upwards, the amount payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance goals except in the case of the death or disability of the Participant or as otherwise determined by the Committee in special circumstances.

10.4                    Restrictions.  The Committee shall have the power to impose such other restrictions on Awards subject to this Article as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m) of the Code.

10.5                    Limitations on Grants to Individual Participants.  Subject to adjustment as provided in Section 12.2, no Participant may (i) be granted Options or Stock Appreciation Rights during any 12-month period with respect to more than 35% of the Maximum Plan Shares and (ii) earn more than 35% of the Maximum Plan Shares for each twelve (12) months in the vesting period or Performance Period with respect to Restricted Stock Awards, Restricted Stock Unit Awards, Performance Awards and/or Other Share-Based Awards that are intended to comply with the performance-based exception under Code Section 162(m) and are denominated in Shares (provided that any Shares that would have been earned after such twelve (12) month period that are earned due to an acceleration as a result of a Change in Control of the Company shall not count against such limitation).  In addition to the foregoing, the maximum dollar value that may be earned by any Participant for each twelve (12) months in a Performance Period with respect to Performance Awards that are intended to comply with the performance-based exception under Code Section 162(m) and are denominated in cash is $2,000,000 (provided that any amount that would have been earned after such twelve (12) month period that is earned due to an acceleration as a result of a Change in Control of the Company shall not count against such limitation).  If an Award is cancelled, the cancelled Award shall continue to be counted toward the applicable limitation in this Section.

11.                            CHANGE IN CONTROL PROVISIONS

11.1                    Impact on Certain Awards.  Award Agreements may provide that in the event of a Change in Control of the Company (as defined in Section 11.3): (i) Options and Stock Appreciation Rights outstanding as of the date of the Change in Control shall be cancelled and terminated without payment if the Fair Market Value of one Share as of the date of the Change in Control is less than the per Share Option exercise price or Stock Appreciation Right grant price, and (ii) all Performance Awards shall be (x) considered to be earned and payable based on achievement of performance goals or based on target performance (either in full or pro rata based on the portion of Performance Period completed as of the date of the Change in Control), and any limitations or other restrictions shall lapse and such Performance Awards shall be immediately settled or distributed or (y) converted into Restricted Stock Awards or Restricted Stock Unit Awards based on achievement of performance goals or based on target performance (either in full or pro rata based on the portion of Performance Period completed as of the date of the Change in Control) that are subject to Section 11.2.

11.2                    Assumption or Substitution of Certain Awards.  (a)  Unless otherwise provided in an Award Agreement, in the event of a Change in Control of the Company in which the successor company assumes or substitutes for an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award (or in which the Company is the ultimate parent corporation and continues the Award), if a Participant’s employment with such successor company (or the Company) or a subsidiary thereof terminates within 12 months following such Change in Control (or such other period set forth in the Award Agreement, including prior thereto if applicable) and under the circumstances specified in the

Award Agreement: (i) Options and Stock Appreciation Rights outstanding as of the date of such termination of employment will immediately vest, become fully exercisable, and may thereafter be exercised for 12 months (or the period of time set forth in the Award Agreement), (ii) the restrictions, limitations and other conditions applicable to Restricted Stock and Restricted Stock Units outstanding as of the date of such termination of employment shall lapse and the Restricted Stock and Restricted Stock Units shall become free of all restrictions, limitations and conditions and become fully vested, and (iii) the restrictions, limitations and other conditions applicable to any Other Share-Based Awards or any other Awards shall lapse, and such Other Share-Based Awards or such other Awards shall become free of all restrictions, limitations and conditions and become fully vested and transferable to the full extent of the original grant.  For the purposes of this Section 11.2, an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award shall be considered assumed or substituted for if following the Change in Control the Award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change in Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely common stock of the successor company, the Committee may, with the consent of the successor company, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award, for each Share subject thereto, will be solely common stock of the successor company substantially equal in fair market value to the per Share consideration received by holders of Shares in the transaction constituting a Change in Control.  The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding.

(b)                              Unless otherwise provided in an Award Agreement, in the event of a Change in Control of the Company to the extent the successor company does not assume or substitute for an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award (or in which the Company is the ultimate parent corporation and does not continue the Award), then immediately prior to the Change in Control: (i) those Options and Stock Appreciation Rights outstanding as of the date of the Change in Control that are not assumed or substituted for (or continued) shall immediately vest and become fully exercisable, (ii) restrictions, limitations and other conditions applicable to Restricted Stock and Restricted Stock Units that are not assumed or substituted for (or continued) shall lapse and the Restricted Stock and Restricted Stock Units shall become free of all restrictions, limitations and conditions and become fully vested, and (iii) the restrictions, other limitations and other conditions applicable to any Other Share-Based Awards or any other Awards that are not assumed or substituted for (or continued) shall lapse, and such Other Share-Based Awards or such other Awards shall become free of all restrictions, limitations and conditions and become fully vested and transferable to the full extent of the original grant.

(c)                               The Committee, in its discretion, may determine that, upon the occurrence of a Change in Control of the Company, each Option and Stock Appreciation Right outstanding shall terminate within a specified number of days after notice to the Participant, and/or that each Participant shall receive, with respect to each Share subject to such Option or Stock Appreciation Right, an amount equal to the excess of the Fair Market Value of such Share immediately prior to the occurrence of such Change in Control over the exercise price per Share of such Option and/or Stock Appreciation Right; such amount to be payable in cash, in one or more kinds of stock or property (including the stock or property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its discretion, shall determine.

11.3                    Change in Control.  For purposes of the Plan, unless otherwise provided in an Award Agreement, Change in Control means the occurrence of any one of the following events:

(a)                               During any 12-month period, individuals who, as of the beginning of such period, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the beginning of such period whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

(b)                              Any “person” (as such term is defined in the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) is or becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities eligible to vote for the election of the Board (the “Company Voting Securities”); provided, however, that the event described in this paragraph (b) shall not be deemed to be a Change in Control by virtue of any of the following acquisitions:  (i) by the Company or any Subsidiary, (ii) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, (iii) by any underwriter temporarily holding securities pursuant to an offering of such securities, (iv) pursuant to a Non-Qualifying Transaction, as defined in paragraph (c), or (v) by any person of Voting Securities from the Company, if a majority of the Incumbent Board approves in advance the acquisition of beneficial ownership of 50% or more of Company Voting Securities by such person;

(c)                               The consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or any of its Subsidiaries that requires the approval of the Company’s stockholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination:  (i) more than 50% of the total voting power of (A) the corporation resulting from such Business Combination (the “Surviving Corporation”), or (B) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors of the Surviving Corporation (the “Parent Corporation”), is represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such

Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination, (ii) no person (other than any employee benefit plan (or related trust) sponsored or maintained by the Surviving Corporation or the Parent Corporation), is or becomes the beneficial owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) and (iii) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Business Combination were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies all of the criteria specified in (i), (ii) and (iii) above shall be deemed to be a “Non-Qualifying Transaction”); or

(d)                             The stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or the consummation of a sale of all or substantially all of the Company’s assets.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any person acquires beneficial ownership of more than 50% of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided, that if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control of the Company shall then occur.

12.                            GENERALLY APPLICABLE PROVISIONS

12.1                    Amendment and Termination of the Plan.  The Board may, from time to time, alter, amend, suspend or terminate the Plan as it shall deem advisable, subject to any requirement for stockholder approval imposed by applicable law, including the rules and regulations of the principal U.S. national securities exchange on which the Shares are traded; provided that the Board may not amend the Plan in any manner that would result in noncompliance with Rule 16b-3 under the Exchange Act; and further provided that the Board may not, without the approval of the Company’s stockholders, amend the Plan to (a) increase the number of Shares that may be the subject of Awards under the Plan (except for adjustments pursuant to Section 12.2), (b) expand the types of awards available under the Plan, (c) materially expand the class of persons eligible to participate in the Plan, (d) amend Section 5.3 or Section 6.2(f) to eliminate the requirements relating to minimum exercise price, minimum grant price and stockholder approval, (e) increase the maximum permissible term of any Option specified by Section 5.4 or the maximum permissible term of a Stock Appreciation Right specified by Section 6.2(d), or (f) increase any of the limitations in Section 10.5.  The Board may not (except pursuant to Section 12.2 or in connection with a Change in Control), without the approval of the Company’s stockholders, cancel an Option or Stock Appreciation Right in exchange for cash or take any action with respect to an Option or Stock Appreciation Right that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the

Shares are traded, including a reduction of the exercise price of an Option or the grant price of a Stock Appreciation Right or the exchange of an Option or Stock Appreciation Right for another Award.  In addition, no amendments to, or termination of, the Plan shall impair the rights of a Participant in any material respect under any Award previously granted without such Participant’s consent.

12.2                    Adjustments.  In the event of any merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting the Shares or the value thereof, such adjustments and other substitutions shall be made to the Plan and to Awards as the Committee deems equitable or appropriate taking into consideration the accounting and tax consequences, including such adjustments in the aggregate number, class and kind of securities that may be delivered under the Plan, the limitations in Section 10.5 (other than to Awards denominated in cash), the maximum number of Shares that may be issued pursuant to Incentive Stock Options and, in the aggregate or to any Participant, in the number, class, kind and option or exercise price of securities subject to outstanding Awards granted under the Plan (including, if the Committee deems appropriate, the substitution of similar options to purchase the shares of, or other awards denominated in the shares of, another company) as the Committee may determine to be appropriate; provided, however, that the number of Shares subject to any Award shall always be a whole number.

12.3                    Transferability of Awards.  Except as provided below, no Award and no Shares that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, may be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution, and such Award may be exercised during the life of the Participant only by the Participant or the Participant’s guardian or legal representative.  To the extent and under such terms and conditions as determined by the Committee, a Participant may assign or transfer an Award without consideration (each transferee thereof, a “Permitted Assignee”) (i) to the Participant’s spouse, children or grandchildren (including any adopted and step children or grandchildren), parents, grandparents or siblings, (ii) to a trust for the benefit of one or more of the Participant or the persons referred to in clause (i), (iii) to a partnership, limited liability company or corporation in which the Participant or the persons referred to in clause (i) are the only partners, members or shareholders or (iv) for charitable donations; provided that such Permitted Assignee shall be bound by and subject to all of the terms and conditions of the Plan and the Award Agreement relating to the transferred Award and shall execute an agreement satisfactory to the Company evidencing such obligations; and provided further that such Participant shall remain bound by the terms and conditions of the Plan.  The Company shall cooperate with any Permitted Assignee and the Company’s transfer agent in effectuating any transfer permitted under this Section.

12.4                    Termination of Employment or Services.  The Committee shall determine and set forth in each Award Agreement whether any Awards granted in such Award Agreement will continue to be exercisable, continue to vest or be earned and the terms of such exercise, vesting or earning, on and after the date that a Participant ceases to be employed by or to provide services to the Company or any Subsidiary (including as a Director), whether by reason of death, disability, voluntary or involuntary termination of employment or services, or otherwise.  The date of termination of a Participant’s employment or services will be determined by the Committee, which determination will be final.

12.5                    Deferral; Dividend Equivalents.  The Committee shall be authorized to establish procedures pursuant to which the payment of any Award may be deferred.  Subject to the provisions of the Plan and any Award Agreement, the recipient of an Award other than an Option or Stock Appreciation Right may, if so determined by the Committee, be entitled to receive, currently or on a deferred basis, amounts equivalent to cash, stock or other property dividends on Shares (“Dividend Equivalents”) with respect to the number of Shares covered by the Award, as determined by the Committee, in its sole discretion.  The Committee may provide that the Dividend Equivalents (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested and may provide that the Dividend Equivalents are subject to the same vesting or performance conditions as the underlying Award.  Notwithstanding the foregoing, Dividend Equivalents credited in connection with an Award that vests based on the achievement of performance goals shall be subject to restrictions and risk of forfeiture to the same extent as the Award with respect to which such Dividend Equivalents have been credited.

13.                            MISCELLANEOUS

13.1                    Award Agreements.  Each Award Agreement shall either be (a) in writing in a form approved by the Committee and executed by the Company by an officer duly authorized to act on its behalf, or (b) an electronic notice in a form approved by the Committee and recorded by the Company (or its designee) in an electronic recordkeeping system used for the purpose of tracking one or more types of Awards as the Committee may provide; in each case and if required by the Committee, the Award Agreement shall be executed or otherwise electronically accepted by the recipient of the Award in such form and manner as the Committee may require.  The Committee may authorize any officer of the Company to execute any or all Award Agreements on behalf of the Company.  The Award Agreement shall set forth the material terms and conditions of the Award as established by the Committee consistent with the provisions of the Plan.

13.2                    Tax Withholding.  The Company shall have the right to make all payments or distributions pursuant to the Plan to a Participant (or a Permitted Assignee thereof) net of any applicable federal, state and local taxes required to be paid or withheld as a result of (a) the grant of any Award, (b) the exercise of an Option or Stock Appreciation Right, (c) the delivery of Shares or cash, (d) the lapse of any restrictions in connection with any Award or (e) any other event occurring pursuant to the Plan.  The Company or any Subsidiary shall have the right to withhold from wages or other amounts otherwise payable to a Participant (or Permitted Assignee) such withholding taxes as may be required by law, or to otherwise require the Participant (or Permitted Assignee) to pay such withholding taxes.  If the Participant (or Permitted Assignee) shall fail to make such tax payments as are required, the Company or its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant (or Permitted Assignee) or to take such other action as may be necessary to satisfy such withholding obligations.  The Committee shall be authorized to establish procedures for election by Participants (or Permitted Assignee) to satisfy such obligation for the payment of such taxes by tendering previously acquired Shares (either actually or by attestation, valued at their then Fair Market Value), or by directing the

Company to retain Shares (up to the minimum required tax withholding rate for the Participant (or Permitted Assignee) or such other rate, including a higher rate specified by the Participant, that will not cause an adverse accounting consequence or cost) otherwise deliverable in connection with the Award.

13.3                    Right of Discharge Reserved; Claims to Awards.  Nothing in the Plan nor the grant of an Award hereunder shall confer upon any Employee, Director or Consultant the right to continue in the employment or service of the Company or any Subsidiary or affect any right that the Company or any Subsidiary may have to terminate the employment or service of (or to demote or to exclude from future Awards under the Plan) any such Employee, Director or Consultant at any time for any reason.  The Company shall not be liable for the loss of existing or potential profit from an Award granted in the event of termination of an employment or other relationship.  No Employee, Director or Consultant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees, Directors or Consultants under the Plan.

13.4                    Substitute Awards.  Notwithstanding any other provision of the Plan, the terms of Substitute Awards may vary from the terms set forth in the Plan to the extent the Committee deems appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

13.5                    Cancellation of Award; Forfeiture of Gain.  Notwithstanding anything to the contrary contained herein, an Award Agreement may provide that:

(a)                               In the event of a restatement of the Company’s financial statements, the Committee shall have the right to review any Award, the amount, payment or vesting of which was based on an entry in the financial statements that are the subject of the restatement.  If the Committee determines, based on the results of the restatement, that a lesser amount or portion of an Award should have been paid or vested, it may (i) cancel all or any portion of any outstanding Awards and (ii) require the Participant or other person to whom any payment has been made or shares or other property have been transferred in connection with the Award to forfeit and pay over to the Company, on demand, all or any portion of the gain (whether or not taxable) realized upon the exercise of any Option or Stock Appreciation Right and the value realized (whether or not taxable) on the vesting or payment of any other Award during the period beginning twelve months preceding the date of the restatement and ending with the date of cancellation of any outstanding Awards.

(b)                              If the Participant, without the consent of the Company, while employed by or providing services to the Company or any Subsidiary or after termination of such employment or service, violates a non-competition, non-solicitation or non-disclosure covenant or agreement or otherwise engages in activity that is in conflict with or adverse to the interest of the Company or any Subsidiary, as determined by the Committee in its sole discretion, then (i) any outstanding, vested or unvested, earned or unearned portion of the Award may, at the Committee’s discretion, be canceled and (ii)  the Committee, in its discretion, may require the Participant or other person to whom any payment has been made or Shares or other property have been transferred in connection with the Award to forfeit and pay over to the Company, on demand, all or any portion of the gain (whether or not taxable) realized upon the exercise of any

Option or Stock Appreciation Right and the value realized (whether or not taxable) on the vesting or payment of any other Award during the time period specified in the Award Agreement.

13.6                    Stop Transfer Orders.  All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the SEC, any U.S. national securities exchange upon which the Shares are then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

13.7                    Nature of Payments.  All Awards made pursuant to the Plan are in consideration of services performed or to be performed for the Company or any Subsidiary, division or business unit of the Company.  Any income or gain realized pursuant to Awards under the Plan constitutes a special incentive payment to the Participant and shall not be taken into account, to the extent permissible under applicable law, as compensation for purposes of any of the employee benefit plans of the Company or any Subsidiary except as may be determined by the Committee or by the Board or board of directors of the applicable Subsidiary.

13.8                    Other Plans.  Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

13.9                    Severability.  The provisions of the Plan shall be deemed severable.  If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part by a court of competent jurisdiction or by reason of change in a law or regulation, such provision shall (a) be deemed limited to the extent that such court of competent jurisdiction deems it lawful, valid and/or enforceable and as so limited shall remain in full force and effect, and (b) not affect any other provision of the Plan or part thereof, each of which shall remain in full force and effect.  If the making of any payment or the provision of any other benefit required under the Plan shall be held unlawful or otherwise invalid or unenforceable by a court of competent jurisdiction, such unlawfulness, invalidity or unenforceability shall not prevent any other payment or benefit from being made or provided under the Plan, and if the making of any payment in full or the provision of any other benefit required under the Plan in full would be unlawful or otherwise invalid or unenforceable, then such unlawfulness, invalidity or unenforceability shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid or unenforceable, and the maximum payment or benefit that would not be unlawful, invalid or unenforceable shall be made or provided under the Plan.

13.10            Construction.  As used in the Plan, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

13.11            Unfunded Status of the Plan.  The Plan is intended to constitute an “unfunded” plan for incentive compensation.  With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.  In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver the Shares or payments in lieu of or with respect to Awards hereunder; provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

13.12            Governing Law.  The Plan and all determinations made and actions taken thereunder, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware, without reference to principles of conflict of laws, and construed accordingly.

13.13            Effective Date of Plan; Termination of Plan.  The Plan shall be effective on the date of the approval of the Plan by the holders of the shares entitled to vote thereon.  The Plan shall be null and void and of no effect if the foregoing condition is not fulfilled and in such event each Award shall, notwithstanding any of the preceding provisions of the Plan, be null and void and of no effect.  Awards may be granted under the Plan at any time and from time to time on or prior to the tenth anniversary of the effective date of the Plan, on which date the Plan will expire except as to Awards then outstanding under the Plan; provided, however, in no event may Incentive Stock Options be granted more than ten (10) years after the earlier of (i) the date of the adoption of the Plan by the Board or (ii) the effective date of the Plan as provided in the first sentence of this Section.  Such outstanding Awards shall remain in effect until they have been exercised or terminated, or have expired.

13.14            Foreign Employees and Consultants.  Awards may be granted to Participants who are foreign nationals or employed or providing services outside the United States, or both, on such terms and conditions different from those applicable to Awards to Employees or Consultants providing services in the United States as may, in the judgment of the Committee, be necessary or desirable in order to recognize differences in local law or tax policy.  The Committee also may impose conditions on the exercise or vesting of Awards in order to minimize the Company’s obligation with respect to tax equalization for Employees or Consultants on assignments outside their home country.

13.15            Compliance with Section 409A of the Code.  This Plan is intended to comply and shall be administered in a manner that is intended to comply with Section 409A of the Code and shall be construed and interpreted in accordance with such intent.  To the extent that an Award or the payment, settlement or deferral thereof is subject to Section 409A of the Code, the Award shall be granted, paid, settled or deferred in a manner that will comply with Section 409A of the Code, including regulations or other guidance issued with respect thereto, except as otherwise determined by the Committee.  Any provision of this Plan that would cause the grant of an Award or the payment, settlement or deferral thereof to fail to satisfy Section 409A of the Code shall be amended to comply with Section 409A of the Code on a timely basis, which may be made on a retroactive basis, in accordance with regulations and other guidance issued under Section 409A of the Code.

13.16            No Registration Rights; No Right to Settle in Cash.  The Company has no obligation to register with any governmental body or organization (including, without limitation,

the SEC) any of (a) the offer or issuance of any Award, (b) any Shares issuable upon the exercise of any Award, or (c) the sale of any Shares issued upon exercise of any Award, regardless of whether the Company in fact undertakes to register any of the foregoing.  In particular, in the event that any of (x) any offer or issuance of any Award, (y) any Shares issuable upon exercise of any Award, or (z) the sale of any Shares issued upon exercise of any Award are not registered with any governmental body or organization (including, without limitation, the SEC), the Company will not under any circumstance be required to settle its obligations, if any, under this Plan in cash.

13.17            Data Privacy.  As a condition of acceptance of an Award, the Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this Section by and among, as applicable, the Company and its Subsidiaries for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan.  The Participant understands that the Company and its Subsidiaries hold certain personal information about the Participant, including the Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company or any Subsidiary, details of all Awards or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in the Participant’s favor, for the purpose of implementing, managing and administering the Plan (the “Data”).  The Participant further understands that the Company and its Subsidiaries may transfer the Data amongst themselves as necessary for the purpose of implementation, management and administration of the Participant’s participation in the Plan, and that the Company and its Subsidiaries may each further transfer the Data to any third parties assisting the Company in the implementation, management and administration of the Plan.  The Participant understands that these recipients may be located in the Participant’s country, or elsewhere, and that the recipient’s country may have different data privacy laws and protections than the Participant’s country.  The Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative.  The Participant, through participation in the Plan and acceptance of an Award under the Plan, authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Participant may elect to deposit any Shares.  The Participant understands that the Data will be held only as long as is necessary to implement, manage, and administer the Participant’s participation in the Plan.  The Participant understands that he or she may, at any time, view the Data, request additional information about the storage and processing of the Data, require any necessary amendments to the Data, or refuse or withdraw the consents herein in writing, in any case without cost, by contacting his or her local human resources representative.  The Participant understands that refusal or withdrawal of consent may affect the Optionee’s ability to participate in the Plan.  For more information on the consequences of refusal to consent or withdrawal of consent, the Optionee understands that he or she may contact his or her local human resources representative.

13.18            Indemnity.  To the extent allowable pursuant to applicable law, each member of the Committee or of the Board and any person to whom the Committee has delegated any of its authority under the Plan shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

13.19            Captions.  The captions in the Plan are for convenience of reference only, and are not intended to narrow, limit or affect the substance or interpretation of the provisions contained herein.

Employee

RESONANT INC.

INCENTIVE STOCK OPTION AGREEMENT

Employee

RESONANT INC. 2014 OMNIBUS INCENTIVE PLAN

NOTICE OF INCENTIVE STOCK OPTION GRANT

You have been granted the following Incentive Stock Options (“Options”) to purchase common stock, par value $0.001 per share (“Common Stock”) of Resonant Inc. (“Resonant” or the “Company”):

Name of Optionee:

Total Number of Shares Granted:

Exercise Price Per Share:	$

Grant Date:

Vesting Commencement Date:

Vesting Schedule:

Expiration Date:

By your signature and the signature of the Company’s representative below, you and the Company agree that the Options are granted under and governed by the terms and conditions of the Resonant Inc. 2014 Omnibus Incentive Plan (a copy of which has been provided to you) and the Incentive Stock Option Agreement, which is attached hereto, both of which are made a part of this document.

Optionee:	Resonant Inc.

By:	By:

Name:	Its:

Employee

RESONANT INC.

2014 OMNIBUS INCENTIVE PLAN

Incentive Stock Option Agreement

1.                                    Terms.  Unless provided otherwise in the Notice of Incentive Stock Option Grant (“Notice of Grant”), the following standard terms and conditions (“Standard Terms”) apply to incentive stock options (“Options”) granted to you under the Resonant Inc. 2014 Omnibus Incentive Plan (the “2014 Plan”).  Your Notice of Grant, these Standard Terms and the 2014 Plan constitute the entire understanding between you and Resonant.  Capitalized and other terms used herein without definition shall have the meanings ascribed thereto in the 2014 Plan.

2.                                    Incentive Stock Options; $100,000 Limitation.  The Options are intended to be incentive stock options under Section 422 of the Code and will be interpreted accordingly.  The aggregate market value (determined at the time the Options are granted) of the shares of Common Stock with respect to which ISOs are exercisable for the first time during any calendar year (under all ISO plans of the Company and its Subsidiaries) shall not exceed $100,000.  To the extent (and only to the extent) your right to exercise these Options causes these Options (in whole or in part) to not be treated as ISOs by reason of the $100,000 annual limitation under Section 422 of the Code, such Options shall be treated as Non-qualified Stock Options, but shall be exercisable by their terms.  The determination of Options to be treated as Non-qualified Stock Options shall be made by taking into account the aggregate market value of the shares of Common Stock underlying Options in the order in which the Options are granted.  If the terms of these Options cause the $100,000 annual limitation under Section 422 of the Code to be exceeded, a pro rata portion of each exercise shall be treated as the exercise of a Non-qualified Stock Option.

3.                                    Price.  The exercise price of the Options (the “option price”) is 100% of the market value of Common Stock on the date of grant, as specified in the Notice of Grant.

4.                                    Term and Exercise.

(a)                               To the extent the Options have become exercisable (vested) during the periods indicated in the Notice of Grant and have not been previously exercised, and subject to termination or acceleration as provided in these Standard Terms and the requirements of these Standard Terms, the Notice of Grant and the 2014 Plan, you may exercise the Options to purchase up to the number of shares of Common Stock set forth in the Notice of Grant by delivering a written notice in the form of Exhibit A attached hereto (“Notice of Exercise”) to the Company in the manner specified pursuant to Section 16(i) hereof.  Such Notice of Exercise shall specify the election to exercise Options, the number of shares of Common Stock for which they are being exercised and the form of payment, which must comply with Section 4(b).  The Notice of Exercise shall be signed by the person who is entitled to exercise Options.  Options shall be deemed exercised with respect to the number of shares of Common Stock subject to a proper Notice of Exercise upon receipt by the Company of the duly executed Notice of Exercise and payment of the option price of such shares of Common Stock in accordance with Section 4(b).  Notwithstanding anything to the contrary in Section 6 or Sections 8 through 11

Employee

hereof, no part of the Options may be exercised after the Expiration Date set forth in the Notice of Grant.

(b)                              The process for exercising the Options (or any part thereof) is governed by these Standard Terms, the Notice of Grant and the 2014 Plan.  Exercises of Options will be processed as soon as practicable.  The option price may be paid:

(i)                                  in cash;

(ii)                              by delivery of already owned shares of Common Stock;

(iii)                          through payment under a broker-assisted sale and remittance program acceptable to the Committee;

(iv)                          through net issue exercise based on the following formula:

Net Number = (A x B) - (A x C)

B

For purposes of the foregoing formula:

A= the total number of shares with respect to which the Options are then being exercised.

B= the market value of Common Stock on the date immediately preceding the date of the Notice of Exercise.

C= the option price then in effect at the time of such exercise.

(v)                              by delivery of any other lawful consideration approved in advance by the Committee; or

(vi)                          in any combination of the foregoing.

Options may not be exercised for fractional shares.  Shares of Common Stock will be issued as soon as practicable (subject to Section 4(c) below).  You will have the rights of a stockholder only after the shares of Common Stock have been issued.  For administrative or other reasons, the Company may from time to time suspend the ability of employees to exercise options for limited periods of time.

(c)                               Notwithstanding the foregoing, (i) the Company shall not be obligated to deliver any shares of Common Stock during any period when the Committee determines that the exercisability of the Options or the delivery of shares hereunder would violate any federal, state or other applicable laws and/or may issue shares subject to any restrictive legends that, as determined by the Company’s counsel, is necessary to comply with securities or other regulatory requirements, and (ii) the date on which shares are issued may include a delay in order to provide

2

Employee

the Company such time as it determines appropriate to address tax withholding and other administrative matters.

(d)                             Notwithstanding anything to the contrary in these Standard Terms or the applicable Notice of Grant, the Committee may reduce your unvested Options if you change your employment classification from a full-time employee to a part-time employee.

(e)                               The number of shares of Common Stock for which Options may be exercised as specified in the Notice of Grant shall be adjusted for stock splits and similar matters as specified in and pursuant to the 2014 Plan.

(f)                                IF AN EXPIRATION DATE DESCRIBED HEREIN FALLS ON A WEEKDAY, YOU MUST EXERCISE YOUR OPTIONS BEFORE 12:00 P.M. LOS ANGELES TIME ON THE EXPIRATION DATE.

(g)                              IF AN EXPIRATION DATE DESCRIBED HEREIN FALLS ON A WEEKEND OR ANY OTHER DAY ON WHICH THE NASDAQ STOCK MARKET (“NASDAQ”) IS NOT OPEN, YOU MUST EXERCISE YOUR OPTIONS BEFORE 12:00 P.M. LOS ANGELES TIME ON THE LAST NASDAQ BUSINESS DAY PRIOR TO THE EXPIRATION DATE.

5.                                    Change in Control.  In the event that your Service (as defined below) is terminated for Good Reason (as defined below) or for reasons other than an act of misconduct (as described in Section 7 below) upon the occurrence of a Change in Control or within three (3) months prior thereto or twelve (12) months thereafter (a “Termination Event”), all of the unvested Options will vest immediately prior to the effective date of such Termination Event and the Options shall become fully exercisable.  For purposes hereof, (i) “Service” means service to the Company or any of its Subsidiaries as an Employee, and (ii) “Good Reason” means any of the following (without your express written consent and provided you provide written notice stating in reasonable detail the basis for termination and a thirty (30)-day opportunity to cure to the Company): (i) a material reduction in your responsibilities or duties as such responsibilities or duties exist on the date that is three (3) months prior to the Change in Control, except in the event of a termination for an act of misconduct (as described in Section 7 below), death or disability or your resignation other than for Good Reason; (ii) a reduction of your base salary as it exists on the date that is three (3) months prior to the Change in Control unless such reduction (x) is in connection with concurrent and proportional reductions in the salaries of other employees of the Company, which reductions have been approved by the Board, and (y) reduce your base salary to no less than 80% of your base salary immediately before such reduction; or (iii) any relocation by the Company of your place of employment that would increase your one-way commute to the place of employment by more than fifty (50) miles when compared to your commute immediately prior to the relocation.

6.                                    Leaves of Absence.  For any purpose under these Standard Terms, your Service shall be deemed to continue while you are on a bona fide leave of absence, to the extent required by applicable law.  To the extent applicable law does not require such a leave to be deemed to continue your Service such Service shall be deemed to continue if, and only if, expressly provided in writing by the Committee or an executive officer of the Company or Subsidiary for whom you provide Service.

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Employee

7.                                    Suspension or Termination of Options for Misconduct.  If at any time (including after a Notice of Exercise has been delivered) the Committee reasonably believes that you have committed an act of misconduct as described in this Section, the Committee may suspend the vesting of and your right to exercise your Options pending a determination of whether an act of misconduct has been committed.  If the Committee determines that you have committed an act of embezzlement, fraud, dishonesty, nonpayment of any obligation owed to the Company, breach of fiduciary duty or deliberate disregard of Company rules resulting in loss, damage or injury to the Company, or if you make an unauthorized disclosure of any Company trade secret or confidential information, engage in any conduct constituting unfair competition, induce any customer to breach a contract with the Company or induce any principal for whom the Company acts as agent to terminate such agency relationship, all Options not exercised as of the date the Committee was notified that you may have committed an act of misconduct shall be cancelled and neither you nor any beneficiary shall be entitled to any claim with respect to the Options whatsoever.  Any determination by the Committee with respect to the foregoing shall be final, conclusive, and binding on all interested parties.

8.                                    Termination of Service.

(a)                               Except as expressly provided otherwise in these Standard Terms, if your Service terminates for any reason, whether voluntarily or involuntarily, other than on account of death, Disablement (defined below), Retirement (defined below) or discharge for misconduct, you may exercise any portion of the Options that had vested on or prior to the date of termination at any time prior to three (3) months after the date of such termination.  The Options shall terminate on the expiration of the three (3)-month period to the extent that they are unexercised.  All unvested Options shall be cancelled on the date of Service termination, regardless of whether such Service termination is voluntary or involuntary.

(b)                              For purposes of this Section 8, your Service is not deemed terminated if, prior to sixty (60) days after the date of termination of your Service, you are re-hired by the Company or a Subsidiary on a basis that would make you eligible for future stock option grants, nor would your transfer from the Company to any Subsidiary or from any one Subsidiary to another, or from a Subsidiary to the Company be deemed a termination of your Service.

9.                                    Death.

(a)                               Except as expressly provided otherwise in these Standard Terms, if you die while you are a Service provider, your Options will become one hundred percent (100%) vested, and the executor of your will, administrator of your estate or any successor trustee of a grantor trust may exercise the Options, to the extent not previously exercised, at any time prior to one (1) year from the date of death.

(b)                              The Options shall terminate on the applicable expiration date described in this Section 9, to the extent that they are unexercised.

10.                            Disability.

(a)                               Except as expressly provided otherwise in these Standard Terms, if your Service terminates as a result of Disablement, your Options will become one hundred percent (100%)

4

Employee

vested upon the later of the date of termination of your Service due to your Disablement or the date of determination of your Disablement.

(b)                              The Options shall terminate one (1) year from the date of determination of Disablement, to the extent that they are unexercised.

(c)                               For purposes of these Standard Terms, “Disablement” means your inability to perform the essential duties, responsibilities and functions of your position with the Company or a Subsidiary for a continuous period of one hundred eighty (180) days as a result of any mental or physical disability or incapacity, as determined under the definition of disability in the Company’s long-term disability plan so as to qualify you for benefits under the terms of that plan or as determined by the Committee to the extent that no such plan is then in effect.  You shall cooperate in all respects with the Company if a question arises as to whether you have become disabled (including, without limitation, submitting to an examination by a medical doctor or other health care specialist selected by the Company and authorizing such medical doctor or such other health care specialist to discuss your condition with the Company).

11.                            Retirement.  For purposes of these Standard Terms, “Retirement” shall mean either Standard Retirement (as defined below) or the Rule of 75 (as defined below).  Upon your Retirement, the vesting of your Options, to the extent that they had not vested on or prior to the date of your Retirement, shall be accelerated as follows:

(a)                               If you retire at or after age sixty (60) (“Standard Retirement”), you will receive one (1) year of additional vesting from your date of Retirement for every five (5) years that you have provided Service (measured in complete, whole years).  No vesting acceleration shall occur for any periods of Service of less than five (5) years; or

(b)                              If, when you terminate Service, your age plus years of Service (in each case measured in complete, whole years) equals or exceeds seventy-five (75) (“Rule of 75”), you will receive accelerated vesting of any portion of the Options that would have vested prior to one (1) year from the date of your Retirement.

You will receive vesting acceleration pursuant to either Standard Retirement or the Rule of 75, but not both.  Except as expressly provided otherwise in these Standard Terms, following your Retirement from the Company or a Subsidiary, you may exercise the Options at any time prior to three (3) months from the date of your Retirement, to the extent that they had vested as of the date of your Retirement or to the extent that vesting of the Options is accelerated pursuant to this Section 11.  The Options shall terminate on the expiration of the three (3)-month period from your date of Retirement, to the extent that they are unexercised.

12.                            Tax Withholding.

(a)                               To the extent required by applicable federal, state or other law, you shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise by reason of an Option exercise and, if applicable, any sale of shares of Common Stock.  The Company shall not be required to issue or lift any restrictions on shares of Common Stock or to recognize any purported transfer of shares of Common Stock until such obligations are satisfied.  The Committee may permit these obligations to be satisfied by having the

5

Employee

Company withhold a portion of the shares of Common Stock that otherwise would be issued to you upon exercise of the Options, or to the extent permitted by the Committee, by tendering shares of Common Stock previously acquired.

(b)                              You are ultimately liable and responsible for all taxes owed by you in connection with your Options, regardless of any action the Committee or the Company takes or any transaction pursuant to this Section 12 with respect to any tax withholding obligations that arise in connection with your Options.  The Company makes no representation or undertaking regarding the treatment of any tax withholding in connection with the grant, issuance, vesting or settlement of your Options or the subsequent sale of any of the shares of Common Stock underlying your Options that vest.  The Company does not commit and is under no obligation to administer the Plan in a manner that reduces or eliminates your tax liability.

13.                            Transferability; Rights as a Stockholder.

(a)                               Unless otherwise provided by the Committee, each Option shall be transferable only pursuant to your will or upon your death to your beneficiaries.  Any purported assignment, transfer or encumbrance that does not qualify under this section shall be void and unenforceable against the Company.  Any Option transferred by you pursuant to this Section 13(a) shall not be transferable by the recipient except by will or the laws of descent and distribution.  The transferability of Options is subject to any applicable laws of your country of residence or employment.

(b)                              You will have the rights of a stockholder only after shares of Common Stock have been issued to you following exercise of your Options and satisfaction of all other conditions to the issuance of those shares as set forth in these Standard Terms.  Options shall not entitle you to any rights of a stockholder of Common Stock and there are no voting or dividend rights with respect to your Options.  Options shall remain terminable pursuant to these Standard Terms at all times until they vest and are exercised for shares.  As a condition to having the right to receive shares of Common Stock pursuant to the exercise of your Options, you acknowledge that unvested Options shall have no value for purposes of any aspect of your Service relationship with the Company.

14.                            Disputes.  Any question concerning the interpretation of these Standard Terms, your Notice of Grant, the Options or the 2014 Plan, any adjustments required to be made thereunder, and any controversy that may arise under the Standard Terms, your Notice of Grant, the Options or the 2014 Plan shall be determined by the Committee (including any person(s) to whom the Committee has delegated its authority) in its sole and absolute discretion.  Such decision by the Committee shall be final and binding unless determined pursuant to Section 16(g) to have been arbitrary and capricious.

15.                            Amendments.  The 2014 Plan and the Options may be amended or altered by the Committee to the extent provided in the 2014 Plan.

16.                            Other Matters.

(a)                               Any prior agreements, commitments or negotiations concerning the Options are superseded by these Standard Terms and your Notice of Grant.  You hereby acknowledge that a

6

Employee

copy of the 2014 Plan has been made available to you.  The grant of Options to you in any one year, or at any time, does not obligate the Company or any Subsidiary to make a grant in any future year or in any given amount and should not create an expectation that the Company or any Subsidiary might make a grant in any future year or in any given amount.

(b)                              Options are not part of your Service contract (if any, unless otherwise specified therein), your salary, your normal or expected compensation, or other remuneration for any purposes, including for purposes of computing severance pay or other termination compensation or indemnity.

(c)                               Notwithstanding any other provision of these Standard Terms, if any changes in the financial or tax accounting rules applicable to the Options covered by these Standard Terms shall occur which, in the sole judgment of the Committee, may have an adverse effect on the reported earnings, assets or liabilities of the Company, the Committee may, in its sole discretion, modify these Standard Terms or cancel and cause a forfeiture with respect to any unvested Options at the time of such determination.

(d)                             Nothing contained in these Standard Terms creates or implies an employment contract or term of employment upon which you may rely.

(e)                               Notwithstanding any provision of these Standard Terms, the Notice of Grant or the 2014 Plan to the contrary, if, at the time of your termination of Service with the Company, you are a “specified employee” as defined in Section 409A of the Code, and one or more of the payments or benefits received or to be received by you pursuant to the Options would constitute deferred compensation subject to Section 409A, no such payment or benefit will be provided under the Options until the earliest of (A) the date which is six (6) months after your “separation from service” for any reason, other than death or “disability” (as such terms are used in Section 409A(a)(2) of the Code), (B) the date of your death or “disability” (as such term is used in Section 409A(a)(2)(C) of the Code) or (C) the effective date of a “change in the ownership or effective control” of the Company (as such term is used in Section 409A(a)(2)(A)(v) of the Code).  The provisions of this Section 16(e) shall only apply to the extent required to avoid your incurrence of any penalty tax or interest under Section 409A of the Code or any regulations or Treasury guidance promulgated thereunder.  In addition, if any provision of the Options would cause you to incur any penalty tax or interest under Section 409A of the Code or any regulations or Treasury guidance promulgated thereunder, the Committee may reform such provision to maintain to the maximum extent practicable the original intent of the applicable provision without violating the provisions of Section 409A of the Code.

(f)                                Notwithstanding any provision of these Standard Terms, the Notice of Grant or the 2014 Plan to the contrary, if the Company determines, based upon the advice of the tax advisors for the Company, that part or all of the consideration, compensation or benefits to be paid to you pursuant to the Options constitute “parachute payments” under Section 280G(b)(2) of the Code, then, if the aggregate present value of such parachute payments, singularly or together with the aggregate present value of any consideration, compensation or benefits to be paid to you under any other plan, arrangement or agreement which constitute “parachute payments” (collectively, the “Parachute Amount”) exceeds 2.99 times your “base amount,” as defined in Section 280G(b)(3) of the Code (the “Base Amount”), the amounts constituting

7

Employee

“parachute payments” which would otherwise be payable to you or for your benefit shall be reduced to the extent necessary so that the Parachute Amount is equal to 2.99 times the Base Amount (the “Reduced Amount”).  In the event of a reduction of the payments that would otherwise be paid to you, then the Company may elect which and how much of any particular entitlement shall be eliminated or reduced and shall notify you promptly of such election; provided, however, that the aggregate reduction shall be no more than as set forth in the preceding sentence of this Section 16(f).  Within ten (10) days following such election, the Company shall pay you such amounts as are then due pursuant to the Options and shall pay you in the future such amounts as become due pursuant to the Options.  As a result of the uncertainty in the application of Section 280G of the Code at the time of a determination hereunder, it is possible that payments will be made by the Company which should not have been made (“Overpayment”) or that additional payments which are not made by the Company pursuant to this Section 16(f) should have been made (“Underpayment”).  In the event of a final determination by the Internal Revenue Service, a final determination by a court of competent jurisdiction or a change in the provisions of the Code or regulations or tax law, that an Overpayment has been made, any such Overpayment shall be treated for all purposes as a loan to you that you shall repay to the Company together with interest at the applicable federal rate provided for in Section 7872(f)(2) of the Code.  In the event of a final determination by the Internal Revenue Service, a final determination by a court of competent jurisdiction or a change in the provisions of the Code or regulations or tax law pursuant to which an Underpayment arises under this Agreement, any such Underpayment shall be promptly paid by the Company to you or for your benefit, together with interest at the applicable federal rate provided for in Section 7872(f)(2) of the Code.

(g)                              Because these Standard Terms relate to terms and conditions under which you may purchase Common Stock, an essential term of these Standard Terms is that it shall be governed by the laws of the State of Delaware, without regard to choice of law principles of Delaware or other jurisdictions.  Any action, suit, or proceeding relating to these Standard Terms or the Options granted hereunder shall be brought in the state or federal courts of competent jurisdiction in the State of California.

(h)                              Copies of the Company’s Annual Report to Stockholders for its latest fiscal year and the Company’s latest quarterly report are available, without charge, at the Company’s business office.

(i)                                  Any notice required by these Standard Terms shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid.  Notice shall be addressed to you at the address set forth in the records of the Company.  Notice shall be addressed to the Company at:

Resonant Inc.
460 Ward Drive, Suite D
Santa Barbara, CA 93111
Attention: 2014 Plan Committee

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Employee

EXHIBIT A

NOTICE OF EXERCISE

(To be signed only upon exercise of the option)

Resonant Inc.

460 Ward Drive, Suite D

Santa Barbara, CA 93111

Attention: 2014 Plan Committee

1.                                    Exercise of Option.  The undersigned (the “Optionee”), the holder of the enclosed Incentive Stock Option Agreement, hereby irrevocably elects to exercise the purchase rights represented by the options and to purchase thereunder                                   * shares (the “Shares”) of Common Stock of Resonant Inc. (the “Company”), and herewith encloses, in full payment of the purchase price of such shares being purchased, payment of (check all that apply):

☐                                  $                       in lawful money of the United States of America; and/or

☐                                                               shares of the Company’s common stock; and/or

☐                                  irrevocable instructions to a broker pursuant to a sale and remittance program approved by the Committee; and/or

☐                                                      shares of the Company’s common stock pursuant to the net issue exercise provisions of Section 4(b)(iv) of the Incentive Stock Option Agreement.

2.                                    Investment and Taxation Representations.  In connection with the purchase of the Shares pursuant to the Incentive Stock Option Agreement, Optionee represents to the Company the following:

(a)                               Optionee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares; and

(b)                              Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares.  Optionee represents that Optionee has consulted any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

*                 Insert here the number of shares called for on the face of the Option, or, in the case of a partial exercise, the number of shares being exercised, in either case without making any adjustment for additional Common Stock of the Company, other securities or property that, pursuant to the adjustment provisions of the Option, may be deliverable upon exercise.

Employee

I ACKNOWLEDGE AND AGREE THAT THE SHARES ARE SUBJECT TO THE TERMS OF THE STANDARD TERMS INCLUDED WITH THE NOTICE OF INCENTIVE STOCK OPTION GRANT.

Dated:

(Signature must conform in all respects to name of holder as specified on the face of the Option)

(Please Print Name)

(Address)

2

Employee

RESONANT INC.

NON-QUALIFIED STOCK OPTION AGREEMENT

Employee

RESONANT INC.
2014 OMNIBUS INCENTIVE PLAN

NOTICE OF NON-QUALIFIED STOCK OPTION GRANT

You have been granted the following Non-qualified Stock Options (“Options”) to purchase common stock, par value $0.001 per share (“Common Stock”) of Resonant Inc. (“Resonant” or the “Company”):

Name of Optionee:

Total Number of Shares Granted:

Exercise Price Per Share:	$

Grant Date:

Vesting Commencement Date:

Vesting Schedule:

Expiration Date:

By your signature and the signature of the Company’s representative below, you and the Company agree that the Options are granted under and governed by the terms and conditions of the Resonant Inc. 2014 Omnibus Incentive Plan (a copy of which has been provided to you) and the Non-qualified Stock Option Agreement, which is attached hereto, both of which are made a part of this document.

Optionee:	Resonant Inc.

By:	By:

Name:	Its:

Employee

RESONANT INC.

2014 OMNIBUS INCENTIVE PLAN

Non-Qualified Stock Option Agreement

1.                                    Terms.  Unless provided otherwise in the Notice of Non-Qualified Stock Option Grant (“Notice of Grant”), the following standard terms and conditions (“Standard Terms”) apply to non-qualified stock options (“Options”) granted to you under the Resonant Inc. 2014 Omnibus Incentive Plan (the “2014 Plan”).  Your Notice of Grant, these Standard Terms and the 2014 Plan constitute the entire understanding between you and Resonant.  Capitalized and other terms used herein without definition shall have the meanings ascribed thereto in the 2014 Plan.

2.                                    Non-qualified Stock Options.  The Options are not intended to be incentive stock options under Section 422 of the Code and will be interpreted accordingly.

3.                                    Price.  The exercise price of the Options (the “option price”) is 100% of the market value of Common Stock on the date of grant, as specified in the Notice of Grant.

4.                                    Term and Exercise.

(a)                               To the extent the Options have become exercisable (vested) during the periods indicated in the Notice of Grant and have not been previously exercised, and subject to termination or acceleration as provided in these Standard Terms and the requirements of these Standard Terms, the Notice of Grant and the 2014 Plan, you may exercise the Options to purchase up to the number of shares of Common Stock set forth in the Notice of Grant by delivering a written notice in the form of Exhibit A attached hereto (“Notice of Exercise”) to the Company in the manner specified pursuant to Section 16(i) hereof.  Such Notice of Exercise shall specify the election to exercise Options, the number of shares of Common Stock for which they are being exercised and the form of payment, which must comply with Section 4(b).  The Notice of Exercise shall be signed by the person who is entitled to exercise Options.  In the event that Options are to be exercised by the Optionee’s representative, the Notice of Exercise shall be accompanied by proof (satisfactory to the Company) of the representative’s right to exercise Options.  Options shall be deemed exercised with respect to the number of shares of Common Stock subject to a proper Notice of Exercise upon receipt by the Company of the duly executed Notice of Exercise and payment of the option price of such shares of Common Stock in accordance with Section 4(b).  Notwithstanding anything to the contrary in Section 6 or Sections 8 through 11 hereof, no part of the Options may be exercised after the Expiration Date set forth in the Notice of Grant.

(b)                              The process for exercising the Options (or any part thereof) is governed by these Standard Terms, the Notice of Grant and the 2014 Plan.  Exercises of Options will be processed as soon as practicable.  The option price may be paid:

(i)                                  in cash;

(ii)                              by delivery of already owned shares of Common Stock;

Employee

(iii)                          through payment under a broker-assisted sale and remittance program acceptable to the Committee;

(iv)                          through net issue exercise based on the following formula:

Net Number =                                            (A x B) - (A x C)
                                                                                                                                                                                                                                                                                                                                           B

For purposes of the foregoing formula:

A =       the total number of shares with respect to which the Options are then being exercised.

B =        the market value of Common Stock on the date immediately preceding the date of the Notice of Exercise.

C =        the option price then in effect at the time of such exercise.

(v)                              by delivery of any other lawful consideration approved in advance by the Committee; or

(vi)                          in any combination of the foregoing.

Options may not be exercised for fractional shares.  Shares of Common Stock will be issued as soon as practicable (subject to Section 4(c) below).  You will have the rights of a stockholder only after the shares of Common Stock have been issued.  For administrative or other reasons, the Company may from time to time suspend the ability of employees to exercise options for limited periods of time.

(c)                               Notwithstanding the foregoing, (i) the Company shall not be obligated to deliver any shares of Common Stock during any period when the Committee determines that the exercisability of the Options or the delivery of shares hereunder would violate any federal, state or other applicable laws and/or may issue shares subject to any restrictive legends that, as determined by the Company’s counsel, is necessary to comply with securities or other regulatory requirements, and (ii) the date on which shares are issued may include a delay in order to provide the Company such time as it determines appropriate to address tax withholding and other administrative matters.

(d)                             Notwithstanding anything to the contrary in these Standard Terms or the applicable Notice of Grant, the Committee may reduce your unvested Options if you change your employment classification from a full-time employee to a part-time employee.

(e)                               The number of shares of Common Stock for which Options may be exercised as specified in the Notice of Grant shall be adjusted for stock splits and similar matters as specified in and pursuant to the 2014 Plan.

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(f)                                IF AN EXPIRATION DATE DESCRIBED HEREIN FALLS ON A WEEKDAY, YOU MUST EXERCISE YOUR OPTIONS BEFORE 12:00 P.M. LOS ANGELES TIME ON THE EXPIRATION DATE.

(g)                              IF AN EXPIRATION DATE DESCRIBED HEREIN FALLS ON A WEEKEND OR ANY OTHER DAY ON WHICH THE NASDAQ STOCK MARKET (“NASDAQ”) IS NOT OPEN, YOU MUST EXERCISE YOUR OPTIONS BEFORE 12:00 P.M. LOS ANGELES TIME ON THE LAST NASDAQ BUSINESS DAY PRIOR TO THE EXPIRATION DATE.

5.                                    Change in Control.  In the event that your Service (as defined below) is terminated for Good Reason (as defined below) or for reasons other than an act of misconduct (as described in Section 7 below) upon the occurrence of a Change in Control or within three (3) months prior thereto or twelve (12) months thereafter (a “Termination Event”), all of the unvested Options will vest immediately prior to the effective date of such Termination Event and the Options shall become fully exercisable.  For purposes hereof, (i) “Service” means service to the Company or any of its Subsidiaries as an Employee, Director or Consultant, and (ii) “Good Reason” means any of the following (without your express written consent and provided you provide written notice stating in reasonable detail the basis for termination and a thirty (30)-day opportunity to cure to the Company): (i) a material reduction in your responsibilities or duties as such responsibilities or duties exist on the date that is three (3) months prior to the Change in Control, except in the event of a termination for an act of misconduct (as described in Section 7 below), death or disability or your resignation other than for Good Reason; (ii) a reduction of your base salary as it exists on the date that is three (3) months prior to the Change in Control unless such reduction (x) is in connection with concurrent and proportional reductions in the salaries of other employees of the Company, which reductions have been approved by the Board, and (y) reduce your base salary to no less than 80% of your base salary immediately before such reduction; or (iii) any relocation by the Company of your place of employment that would increase your one-way commute to the place of employment by more than fifty (50) miles when compared to your commute immediately prior to the relocation.

6.                                    Leaves of Absence.  For any purpose under these Standard Terms, your Service shall be deemed to continue while you are on a bona fide leave of absence, to the extent required by applicable law.  To the extent applicable law does not require such a leave to be deemed to continue your Service such Service shall be deemed to continue if, and only if, expressly provided in writing by the Committee or an executive officer of the Company or Subsidiary for whom you provide Service.

7.                                    Suspension or Termination of Options for Misconduct.  If at any time (including after a Notice of Exercise has been delivered) the Committee reasonably believes that you have committed an act of misconduct as described in this Section, the Committee may suspend the vesting of and your right to exercise your Options pending a determination of whether an act of misconduct has been committed.  If the Committee determines that you have committed an act of embezzlement, fraud, dishonesty, nonpayment of any obligation owed to the Company, breach of fiduciary duty or deliberate disregard of Company rules resulting in loss, damage or injury to the Company, or if you make an unauthorized disclosure of any Company trade secret or confidential information, engage in any conduct constituting unfair competition, induce any customer to breach a contract with the Company or induce any principal for whom the Company

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acts as agent to terminate such agency relationship, all Options not exercised as of the date the Committee was notified that you may have committed an act of misconduct shall be cancelled and neither you nor any beneficiary shall be entitled to any claim with respect to the Options whatsoever.  Any determination by the Committee with respect to the foregoing shall be final, conclusive, and binding on all interested parties.

8.                                    Termination of Service.

(a)                               Except as expressly provided otherwise in these Standard Terms, if your Service terminates for any reason, whether voluntarily or involuntarily, other than on account of death, Disablement (defined below), Retirement (defined below) or discharge for misconduct, you may exercise any portion of the Options that had vested on or prior to the date of termination at any time prior to three (3) months after the date of such termination.  The Options shall terminate on the expiration of the three (3)-month period to the extent that they are unexercised.  All unvested Options shall be cancelled on the date of Service termination, regardless of whether such Service termination is voluntary or involuntary.

(b)                              For purposes of this Section 8, your Service is not deemed terminated if, prior to sixty (60) days after the date of termination of your Service, you are re-engaged by the Company or a Subsidiary on a basis that would make you eligible for future stock option grants, nor would your transfer from the Company to any Subsidiary or from any one Subsidiary to another, or from a Subsidiary to the Company be deemed a termination of your Service.  Further, your provision of service as an employee, director or consultant to any partnership, joint venture or corporation not meeting the requirements of a Subsidiary in which the Company or a Subsidiary is a party shall be considered Service for purposes of this provision if either (a) the entity is designated by the Committee as a Subsidiary for purposes of this provision or (b) you are specifically designated as providing Service for purposes of this provision.

9.                                    Death.

(a)                               Except as expressly provided otherwise in these Standard Terms, if you die while you are a Service provider, your Options will become one hundred percent (100%) vested, and the executor of your will, administrator of your estate or any successor trustee of a grantor trust may exercise the Options, to the extent not previously exercised, at any time prior to one (1) year from the date of death.

(b)                              Except as expressly provided otherwise in these Standard Terms, if you die prior to three (3) months after your Service terminates for any reason, whether voluntarily or involuntarily, other than on account of Disablement, Retirement or discharge for misconduct, the executor of your will or administrator of your estate may exercise the Options, to the extent not previously exercised and to the extent the Options had vested on or prior to the date of your Service termination, at any time prior to one (1) year from the date of your Service termination.

(c)                               The Options shall terminate on the applicable expiration date described in this Section 9, to the extent that they are unexercised.

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10.                            Disability.

(a)                               Except as expressly provided otherwise in these Standard Terms, if your Service terminates as a result of Disablement, your Options will become one hundred percent (100%) vested upon the later of the date of termination of your Service due to your Disablement or the date of determination of your Disablement.

(b)                              The Options shall terminate one (1) year from the date of determination of Disablement, to the extent that they are unexercised.

(c)                               For purposes of these Standard Terms, “Disablement” means your inability to perform the essential duties, responsibilities and functions of your position with the Company or a Subsidiary for a continuous period of one hundred eighty (180) days as a result of any mental or physical disability or incapacity, as determined under the definition of disability in the Company’s long-term disability plan so as to qualify you for benefits under the terms of that plan or as determined by the Committee to the extent that no such plan is then in effect.  You shall cooperate in all respects with the Company if a question arises as to whether you have become disabled (including, without limitation, submitting to an examination by a medical doctor or other health care specialist selected by the Company and authorizing such medical doctor or such other health care specialist to discuss your condition with the Company).

11.                            Retirement.  For purposes of these Standard Terms, “Retirement” shall mean either Standard Retirement (as defined below) or the Rule of 75 (as defined below).  Upon your Retirement, the vesting of your Options, to the extent that they had not vested on or prior to the date of your Retirement, shall be accelerated as follows:

(a)                               If you retire at or after age sixty (60) (“Standard Retirement”), you will receive one (1) year of additional vesting from your date of Retirement for every five (5) years that you have provided Service (measured in complete, whole years).  No vesting acceleration shall occur for any periods of Service of less than five (5) years; or

(b)                              If, when you terminate Service, your age plus years of Service (in each case measured in complete, whole years) equals or exceeds seventy-five (75) (“Rule of 75”), you will receive accelerated vesting of any portion of the Options that would have vested prior to one (1) year from the date of your Retirement.

You will receive vesting acceleration pursuant to either Standard Retirement or the Rule of 75, but not both.  Except as expressly provided otherwise in these Standard Terms, following your Retirement from the Company or a Subsidiary, you may exercise the Options at any time prior to one (1) year from the date of your Retirement, to the extent that they had vested as of the date of your Retirement or to the extent that vesting of the Options is accelerated pursuant to this Section 11.  The Options shall terminate on the expiration of the one (1)-year period from your date of Retirement, to the extent that they are unexercised.

12.                            Tax Withholding.

(a)                               To the extent required by applicable federal, state or other law, you shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations

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that arise by reason of an Option exercise and, if applicable, any sale of shares of Common Stock.  The Company shall not be required to issue or lift any restrictions on shares of Common Stock or to recognize any purported transfer of shares of Common Stock until such obligations are satisfied.  The Committee may permit these obligations to be satisfied by having the Company withhold a portion of the shares of Common Stock that otherwise would be issued to you upon exercise of the Options, or to the extent permitted by the Committee, by tendering shares of Common Stock previously acquired.

(b)                              You are ultimately liable and responsible for all taxes owed by you in connection with your Options, regardless of any action the Committee or the Company takes or any transaction pursuant to this Section 12 with respect to any tax withholding obligations that arise in connection with your Options.  The Company makes no representation or undertaking regarding the treatment of any tax withholding in connection with the grant, issuance, vesting or settlement of your Options or the subsequent sale of any of the shares of Common Stock underlying your Options that vest.  The Company does not commit and is under no obligation to administer the 2014 Plan in a manner that reduces or eliminates your tax liability.

13.                            Transferability; Rights as a Stockholder.

(a)                               Unless otherwise provided by the Committee, each Option shall be transferable only:

(i)                                  pursuant to your will or upon your death to your beneficiaries;

(ii)                              by gift to your Immediate Family (defined below), corporations whose only shareholders are you or members of your Immediate Family, partnerships whose only partners are you or members of your Immediate Family, limited liability companies whose only members are you or members of your Immediate Family, or trusts established solely for the benefit of you or members of your Immediate Family;

(iii)                          by gift to a foundation in which you and/or members of your Immediate Family control the management of the foundation’s assets; or

(iv)                          for charitable donations;

provided that such permitted assignee shall be bound by and subject to all of the terms and conditions of the Notice of Grant, these Standard Terms and the 2014 Plan relating to the transferred Options and shall execute an agreement satisfactory to the Company evidencing such obligations; and provided further that you shall remain bound by the terms and conditions of the Notice of Grant, these Standard Terms and the 2014 Plan.

(b)                              For purposes of these Standard Terms, “Immediate Family” is defined as your spouse or domestic partner, children, grandchildren (including any adopted and step children or grandchildren), parents, grandparents or siblings.  With respect to transfers by gift under Section 13(a)(ii), Options are transferable whether vested or not at the time of transfer.  With respect to transfers by gift under Sections 13(a)(iii) or (iv), Options are transferable only to the extent the Options are vested at the time of transfer.  Any purported assignment, transfer or encumbrance that does not qualify under Section 13(a) shall be void and unenforceable against the Company.

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Any Option transferred by you pursuant to Section 13(a) shall not be transferable by the recipient except by will or the laws of descent and distribution.  The transferability of Options is subject to any applicable laws of your country of residence or employment.

(c)                               You will have the rights of a stockholder only after shares of Common Stock have been issued to you following exercise of your Options and satisfaction of all other conditions to the issuance of those shares as set forth in these Standard Terms.  Options shall not entitle you to any rights of a stockholder of Common Stock and there are no voting or dividend rights with respect to your Options.  Options shall remain terminable pursuant to these Standard Terms at all times until they vest and are exercised for shares.  As a condition to having the right to receive shares of Common Stock pursuant to the exercise of your Options, you acknowledge that unvested Options shall have no value for purposes of any aspect of your Service relationship with the Company.

14.                            Disputes.  Any question concerning the interpretation of these Standard Terms, your Notice of Grant, the Options or the 2014 Plan, any adjustments required to be made thereunder, and any controversy that may arise under the Standard Terms, your Notice of Grant, the Options or the 2014 Plan shall be determined by the Committee (including any person(s) to whom the Committee has delegated its authority) in its sole and absolute discretion.  Such decision by the Committee shall be final and binding unless determined pursuant to Section 16(g) to have been arbitrary and capricious.

15.                            Amendments.  The 2014 Plan and the Options may be amended or altered by the Committee to the extent provided in the 2014 Plan.

16.                            Other Matters.

(a)                               Any prior agreements, commitments or negotiations concerning the Options are superseded by these Standard Terms and your Notice of Grant.  You hereby acknowledge that a copy of the 2014 Plan has been made available to you.  The grant of Options to you in any one year, or at any time, does not obligate the Company or any Subsidiary to make a grant in any future year or in any given amount and should not create an expectation that the Company or any Subsidiary might make a grant in any future year or in any given amount.

(b)                              Options are not part of your Service contract (if any, unless otherwise specified therein), your salary, your normal or expected compensation, or other remuneration for any purposes, including for purposes of computing severance pay or other termination compensation or indemnity.

(c)                               Notwithstanding any other provision of these Standard Terms, if any changes in the financial or tax accounting rules applicable to the Options covered by these Standard Terms shall occur which, in the sole judgment of the Committee, may have an adverse effect on the reported earnings, assets or liabilities of the Company, the Committee may, in its sole discretion, modify these Standard Terms or cancel and cause a forfeiture with respect to any unvested Options at the time of such determination.

(d)                             Nothing contained in these Standard Terms creates or implies an employment contract or term of employment upon which you may rely.

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(e)                               Notwithstanding any provision of these Standard Terms, the Notice of Grant or the 2014 Plan to the contrary, if, at the time of your termination of Service with the Company, you are a “specified employee” as defined in Section 409A of the Code, and one or more of the payments or benefits received or to be received by you pursuant to the Options would constitute deferred compensation subject to Section 409A, no such payment or benefit will be provided under the Options until the earliest of (A) the date which is six (6) months after your “separation from service” for any reason, other than death or “disability” (as such terms are used in Section 409A(a)(2) of the Code), (B) the date of your death or “disability” (as such term is used in Section 409A(a)(2)(C) of the Code) or (C) the effective date of a “change in the ownership or effective control” of the Company (as such term is used in Section 409A(a)(2)(A)(v) of the Code).  The provisions of this Section 16(e) shall only apply to the extent required to avoid your incurrence of any penalty tax or interest under Section 409A of the Code or any regulations or Treasury guidance promulgated thereunder.  In addition, if any provision of the Options would cause you to incur any penalty tax or interest under Section 409A of the Code or any regulations or Treasury guidance promulgated thereunder, the Committee may reform such provision to maintain to the maximum extent practicable the original intent of the applicable provision without violating the provisions of Section 409A of the Code.

(f)                                Notwithstanding any provision of these Standard Terms, the Notice of Grant or the 2014 Plan to the contrary, if the Company determines, based upon the advice of the tax advisors for the Company, that part or all of the consideration, compensation or benefits to be paid to you pursuant to the Options constitute “parachute payments” under Section 280G(b)(2) of the Code, then, if the aggregate present value of such parachute payments, singularly or together with the aggregate present value of any consideration, compensation or benefits to be paid to you under any other plan, arrangement or agreement which constitute “parachute payments” (collectively, the “Parachute Amount”) exceeds 2.99 times your “base amount,” as defined in Section 280G(b)(3) of the Code (the “Base Amount”), the amounts constituting “parachute payments” which would otherwise be payable to you or for your benefit shall be reduced to the extent necessary so that the Parachute Amount is equal to 2.99 times the Base Amount (the “Reduced Amount”).  In the event of a reduction of the payments that would otherwise be paid to you, then the Company may elect which and how much of any particular entitlement shall be eliminated or reduced and shall notify you promptly of such election; provided, however, that the aggregate reduction shall be no more than as set forth in the preceding sentence of this Section 16(f).  Within ten (10) days following such election, the Company shall pay you such amounts as are then due pursuant to the Options and shall pay you in the future such amounts as become due pursuant to the Options.  As a result of the uncertainty in the application of Section 280G of the Code at the time of a determination hereunder, it is possible that payments will be made by the Company which should not have been made (“Overpayment”) or that additional payments which are not made by the Company pursuant to this Section 16(f) should have been made (“Underpayment”).  In the event of a final determination by the Internal Revenue Service, a final determination by a court of competent jurisdiction or a change in the provisions of the Code or regulations or tax law, that an Overpayment has been made, any such Overpayment shall be treated for all purposes as a loan to you that you shall repay to the Company together with interest at the applicable federal rate provided for in Section 7872(f)(2) of the Code.  In the event of a final determination by the Internal Revenue Service, a final determination by a court of competent jurisdiction or a change in the provisions of the Code or regulations or tax law pursuant to which an Underpayment arises

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under this Agreement, any such Underpayment shall be promptly paid by the Company to you or for your benefit, together with interest at the applicable federal rate provided for in Section 7872(f)(2) of the Code.

(g)                              Because these Standard Terms relate to terms and conditions under which you may purchase Common Stock, an essential term of these Standard Terms is that it shall be governed by the laws of the State of Delaware, without regard to choice of law principles of Delaware or other jurisdictions.  Any action, suit, or proceeding relating to these Standard Terms or the Options granted hereunder shall be brought in the state or federal courts of competent jurisdiction in the State of California.

(h)                              Copies of the Company’s Annual Report to Stockholders for its latest fiscal year and the Company’s latest quarterly report are available, without charge, at the Company’s business office.

(i)                                  Any notice required by these Standard Terms shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid.  Notice shall be addressed to you at the address set forth in the records of the Company.  Notice shall be addressed to the Company at:

Resonant Inc.
460 Ward Drive, Suite D
Santa Barbara, CA 93111
Attention: 2014 Plan Committee

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EXHIBIT A

NOTICE OF EXERCISE

(To be signed only upon exercise of the option)

Resonant Inc.

460 Ward Drive, Suite D

Santa Barbara, CA 93111

Attention: 2014 Plan Committee

1.                                    Exercise of Option.  The undersigned (the “Optionee”), the holder of the enclosed Non-qualified Stock Option Agreement, hereby irrevocably elects to exercise the purchase rights represented by the options and to purchase thereunder                                   * shares (the “Shares”) of Common Stock of Resonant Inc. (the “Company”), and herewith encloses, in full payment of the purchase price of such shares being purchased, payment of (check all that apply):

☐                                  $                       in lawful money of the United States of America; and/or

☐                                                              shares of the Company’s common stock; and/or

☐                                  irrevocable instructions to a broker pursuant to a sale and remittance program approved by the Committee; and/or

☐                                                shares of the Company’s common stock pursuant to the net issue exercise provisions of Section 4(b)(iv) of the Non-qualified Stock Option Agreement.

2.                                    Investment and Taxation Representations.  In connection with the purchase of the Shares pursuant to the Non-qualified Stock Option Agreement, Optionee represents to the Company the following:

(a)                               Optionee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares; and

(b)                              Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares.  Optionee represents that Optionee has consulted any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

*                 Insert here the number of shares called for on the face of the Option, or, in the case of a partial exercise, the number of shares being exercised, in either case without making any adjustment for additional Common Stock of the Company, other securities or property that, pursuant to the adjustment provisions of the Option, may be deliverable upon exercise.

Employee

I ACKNOWLEDGE AND AGREE THAT THE SHARES ARE SUBJECT TO THE TERMS OF THE STANDARD TERMS INCLUDED WITH THE NOTICE OF NON-QUALIFIED STOCK OPTION GRANT.

Dated:

(Signature must conform in all respects to name of holder as specified on the face of the Option)

(Please Print Name)

(Address)

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Non-Employee Director

RESONANT INC.

NON-QUALIFIED STOCK OPTION AGREEMENT

Non-Employee Director

RESONANT INC.
2014 OMNIBUS INCENTIVE PLAN

NOTICE OF NON-QUALIFIED STOCK OPTION GRANT

You have been granted the following Non-qualified Stock Options (“Options”) to purchase common stock, par value $0.001 per share (“Common Stock”) of Resonant Inc. (“Resonant” or the “Company”):

Name of Optionee:

Total Number of Shares Granted:

Exercise Price Per Share:	$

Grant Date:

Vesting Commencement Date:

Vesting Schedule:

Expiration Date:

By your signature and the signature of the Company’s representative below, you and the Company agree that the Options are granted under and governed by the terms and conditions of the Resonant Inc. 2014 Omnibus Incentive Plan (a copy of which has been provided to you) and the Non-qualified Stock Option Agreement, which is attached hereto, both of which are made a part of this document.

Optionee:	Resonant Inc.

By:	By:

Name:	Its:

Non-Employee Director

RESONANT INC.

2014 OMNIBUS INCENTIVE PLAN

Non-Qualified Stock Option Agreement

1.                                    Terms.  Unless provided otherwise in the Notice of Non-Qualified Stock Option Grant (“Notice of Grant”), the following standard terms and conditions (“Standard Terms”) apply to non-qualified stock options (“Options”) granted to you under the Resonant Inc. 2014 Omnibus Incentive Plan (the “2014 Plan”).  Your Notice of Grant, these Standard Terms and the 2014 Plan constitute the entire understanding between you and Resonant.  Capitalized and other terms used herein without definition shall have the meanings ascribed thereto in the 2014 Plan.

2.                                    Non-qualified Stock Options.  The Options are not intended to be incentive stock options under Section 422 of the Code and will be interpreted accordingly.

3.                                    Price.  The exercise price of the Options (the “option price”) is 100% of the market value of Common Stock on the date of grant, as specified in the Notice of Grant.

4.                                    Term and Exercise.

(a)                               To the extent the Options have become exercisable (vested) during the periods indicated in the Notice of Grant and have not been previously exercised, and subject to termination or acceleration as provided in these Standard Terms and the requirements of these Standard Terms, the Notice of Grant and the 2014 Plan, you may exercise the Options to purchase up to the number of shares of Common Stock set forth in the Notice of Grant by delivering a written notice in the form of Exhibit A attached hereto (“Notice of Exercise”) to the Company in the manner specified pursuant to Section 14(i) hereof.  Such Notice of Exercise shall specify the election to exercise Options, the number of shares of Common Stock for which they are being exercised and the form of payment, which must comply with Section 4(b).  The Notice of Exercise shall be signed by the person who is entitled to exercise Options.  In the event that Options are to be exercised by the Optionee’s representative, the Notice of Exercise shall be accompanied by proof (satisfactory to the Company) of the representative’s right to exercise Options.  Options shall be deemed exercised with respect to the number of shares of Common Stock subject to a proper Notice of Exercise upon receipt by the Company of the duly executed Notice of Exercise and payment of the option price of such shares of Common Stock in accordance with Section 4(b).  Notwithstanding anything to the contrary in Section 5 or Sections 7 through 9 hereof, no part of the Options may be exercised after the Expiration Date set forth in the Notice of Grant.

(b)                              The process for exercising the Options (or any part thereof) is governed by these Standard Terms, the Notice of Grant and the 2014 Plan.  Exercises of Options will be processed as soon as practicable.  The option price may be paid:

(i)                                  in cash;

(ii)                              by delivery of already owned shares of Common Stock;

Non-Employee Director

(iii)                          through payment under a broker-assisted sale and remittance program acceptable to the Committee;

(iv)                          through net issue exercise based on the following formula:

Net Number =                                           (A x B) - (A x C)
                                                                                                                                                                                                                                                                                                                                           B

For purposes of the foregoing formula:

A =       the total number of shares with respect to which the Options are then being exercised.

B =        the market value of Common Stock on the date immediately preceding the date of the Notice of Exercise.

C =        the option price then in effect at the time of such exercise.

(v)                              by delivery of any other lawful consideration approved in advance by the Committee; or

(vi)                          in any combination of the foregoing.

Options may not be exercised for fractional shares.  Shares of Common Stock will be issued as soon as practicable (subject to Section 4(c) below).  You will have the rights of a stockholder only after the shares of Common Stock have been issued.  For administrative or other reasons, the Company may from time to time suspend the ability of employees to exercise options for limited periods of time.

(c)                               Notwithstanding the foregoing, (i) the Company shall not be obligated to deliver any shares of Common Stock during any period when the Committee determines that the exercisability of the Options or the delivery of shares hereunder would violate any federal, state or other applicable laws and/or may issue shares subject to any restrictive legends that, as determined by the Company’s counsel, is necessary to comply with securities or other regulatory requirements, and (ii) the date on which shares are issued may include a delay in order to provide the Company such time as it determines appropriate to address tax withholding and other administrative matters.

(d)                             Notwithstanding anything to the contrary in these Standard Terms or the applicable Notice of Grant, the Committee may reduce your unvested Options if you change your employment classification from a full-time employee to a part-time employee.

(e)                               The number of shares of Common Stock for which Options may be exercised as specified in the Notice of Grant shall be adjusted for stock splits and similar matters as specified in and pursuant to the 2014 Plan.

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(f)                                IF AN EXPIRATION DATE DESCRIBED HEREIN FALLS ON A WEEKDAY, YOU MUST EXERCISE YOUR OPTIONS BEFORE 12:00 P.M. LOS ANGELES TIME ON THE EXPIRATION DATE.

(g)                              IF AN EXPIRATION DATE DESCRIBED HEREIN FALLS ON A WEEKEND OR ANY OTHER DAY ON WHICH THE NASDAQ STOCK MARKET (“NASDAQ”) IS NOT OPEN, YOU MUST EXERCISE YOUR OPTIONS BEFORE 12:00 P.M. LOS ANGELES TIME ON THE LAST NASDAQ BUSINESS DAY PRIOR TO THE EXPIRATION DATE.

5.                                    Leaves of Absence.  For any purpose under these Standard Terms, your Service shall be deemed to continue while you are on a bona fide leave of absence, to the extent required by applicable law.  To the extent applicable law does not require such a leave to be deemed to continue your Service such Service shall be deemed to continue if, and only if, expressly provided in writing by the Committee or an executive officer of the Company or Subsidiary for whom you provide Service.  For purposes hereof, “Service” means service to the Company or any of its Subsidiaries as a Director, Employee or Consultant.

6.                                    Suspension or Termination of Options for Misconduct.  If at any time (including after a Notice of Exercise has been delivered) the Committee reasonably believes that you have committed an act of misconduct as described in this Section, the Committee may suspend the vesting of and your right to exercise your Options pending a determination of whether an act of misconduct has been committed.  If the Committee determines that you have committed an act of embezzlement, fraud, dishonesty, nonpayment of any obligation owed to the Company, breach of fiduciary duty or deliberate disregard of Company rules resulting in loss, damage or injury to the Company, or if you make an unauthorized disclosure of any Company trade secret or confidential information, engage in any conduct constituting unfair competition, induce any customer to breach a contract with the Company or induce any principal for whom the Company acts as agent to terminate such agency relationship, all Options not exercised as of the date the Committee was notified that you may have committed an act of misconduct shall be cancelled and neither you nor any beneficiary shall be entitled to any claim with respect to the Options whatsoever.  Any determination by the Committee with respect to the foregoing shall be final, conclusive, and binding on all interested parties.

7.                                    Termination of Service.

(a)                               Except as expressly provided otherwise in these Standard Terms, if your Service terminates for any reason (including retirement), whether voluntarily or involuntarily, other than on account of death, Disablement (defined below) or discharge for misconduct, your Options will become one hundred percent (100%) vested, and you may exercise the Options, to the extent not previously exercised, at any time prior to five (5) years after the date of such termination.  The Options shall terminate on the expiration of the five (5)-year period to the extent that they are unexercised.

(b)                              For purposes of this Section 7, your Service is not deemed terminated if, prior to sixty (60) days after the date of termination of your Service, you are re-engaged by the Company or a Subsidiary on a basis that would make you eligible for future stock option grants, nor would your transfer from the Company to any Subsidiary or from any one Subsidiary to another, or

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Non-Employee Director

from a Subsidiary to the Company be deemed a termination of your Service.  Further, your provision of service as an director, employee or consultant to any partnership, joint venture or corporation not meeting the requirements of a Subsidiary in which the Company or a Subsidiary is a party shall be considered Service for purposes of this provision if either (a) the entity is designated by the Committee as a Subsidiary for purposes of this provision or (b) you are specifically designated as providing Service for purposes of this provision.

8.                                    Death.

(a)                               Except as expressly provided otherwise in these Standard Terms, if you die while you are a Service provider, your Options will become one hundred percent (100%) vested, and the executor of your will, administrator of your estate or any successor trustee of a grantor trust may exercise the Options, to the extent not previously exercised, at any time prior to five (5) years from the date of death.

(b)                              The Options shall terminate on the applicable expiration date described in this Section 8, to the extent that they are unexercised.

9.                                    Disability.

(a)                               Except as expressly provided otherwise in these Standard Terms, if your Service terminates as a result of Disablement, your Options will become one hundred percent (100%) vested upon the later of the date of termination of your Service due to your Disablement or the date of determination of your Disablement.

(b)                              The Options shall terminate five (5) years from the date of determination of Disablement, to the extent that they are unexercised.

(c)                               For purposes of these Standard Terms, “Disablement” means your inability to perform the essential duties, responsibilities and functions of your position with the Company or a Subsidiary for a continuous period of one hundred eighty (180) days as a result of any mental or physical disability or incapacity, as determined under the definition of disability in the Company’s long-term disability plan so as to qualify you for benefits under the terms of that plan or as determined by the Committee to the extent that no such plan is then in effect.  You shall cooperate in all respects with the Company if a question arises as to whether you have become disabled (including, without limitation, submitting to an examination by a medical doctor or other health care specialist selected by the Company and authorizing such medical doctor or such other health care specialist to discuss your condition with the Company).

10.                            Tax Withholding.

(a)                               To the extent required by applicable federal, state or other law, you shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise by reason of an Option exercise and, if applicable, any sale of shares of Common Stock.  The Company shall not be required to issue or lift any restrictions on shares of Common Stock or to recognize any purported transfer of shares of Common Stock until such obligations are satisfied.  The Committee may permit these obligations to be satisfied by having the Company withhold a portion of the shares of Common Stock that otherwise would be issued to

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Non-Employee Director

you upon exercise of the Options, or to the extent permitted by the Committee, by tendering shares of Common Stock previously acquired.

(b)                              You are ultimately liable and responsible for all taxes owed by you in connection with your Options, regardless of any action the Committee or the Company takes or any transaction pursuant to this Section 10 with respect to any tax withholding obligations that arise in connection with your Options.  The Company makes no representation or undertaking regarding the treatment of any tax withholding in connection with the grant, issuance, vesting or settlement of your Options or the subsequent sale of any of the shares of Common Stock underlying your Options that vest.  The Company does not commit and is under no obligation to administer the 2014 Plan in a manner that reduces or eliminates your tax liability.

11.                            Transferability; Rights as a Stockholder.

(a)                               Unless otherwise provided by the Committee, each Option shall be transferable only:

(i)                                  pursuant to your will or upon your death to your beneficiaries;

(ii)                          by gift to your Immediate Family (defined below), corporations whose only shareholders are you or members of your Immediate Family, partnerships whose only partners are you or members of your Immediate Family, limited liability companies whose only members are you or members of your Immediate Family, or trusts established solely for the benefit of you or members of your Immediate Family;

(iii)                          by gift to a foundation in which you and/or members of your Immediate Family control the management of the foundation’s assets; or

(iv)                          for charitable donations;

provided that such permitted assignee shall be bound by and subject to all of the terms and conditions of the Notice of Grant, these Standard Terms and the 2014 Plan relating to the transferred Options and shall execute an agreement satisfactory to the Company evidencing such obligations; and provided further that you shall remain bound by the terms and conditions of the Notice of Grant, these Standard Terms and the 2014 Plan.

(b)                              For purposes of these Standard Terms, “Immediate Family” is defined as your spouse or domestic partner, children, grandchildren (including any adopted and step children or grandchildren), parents, grandparents or siblings.  With respect to transfers by gift under Section 11(a)(ii), Options are transferable whether vested or not at the time of transfer.  With respect to transfers by gift under Sections 11(a)(iii) or (iv), Options are transferable only to the extent the Options are vested at the time of transfer.  Any purported assignment, transfer or encumbrance that does not qualify under Section 11(a) shall be void and unenforceable against the Company.  Any Option transferred by you pursuant to Section 11(a) shall not be transferable by the recipient except by will or the laws of descent and distribution.  The transferability of Options is subject to any applicable laws of your country of residence or employment.

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Non-Employee Director

(c)        You will have the rights of a stockholder only after shares of Common Stock have been issued to you following exercise of your Options and satisfaction of all other conditions to the issuance of those shares as set forth in these Standard Terms.  Options shall not entitle you to any rights of a stockholder of Common Stock and there are no voting or dividend rights with respect to your Options.  Options shall remain terminable pursuant to these Standard Terms at all times until they vest and are exercised for shares.  As a condition to having the right to receive shares of Common Stock pursuant to the exercise of your Options, you acknowledge that unvested Options shall have no value for purposes of any aspect of your Service relationship with the Company.

12.       Disputes.  Any question concerning the interpretation of these Standard Terms, your Notice of Grant, the Options or the 2014 Plan, any adjustments required to be made thereunder, and any controversy that may arise under the Standard Terms, your Notice of Grant, the Options or the 2014 Plan shall be determined by the Committee (including any person(s) to whom the Committee has delegated its authority) in its sole and absolute discretion.  Such decision by the Committee shall be final and binding unless determined pursuant to Section 14(g) to have been arbitrary and capricious.

13.       Amendments.  The 2014 Plan and the Options may be amended or altered by the Committee to the extent provided in the 2014 Plan.

14.       Other Matters.

(a)        Any prior agreements, commitments or negotiations concerning the Options are superseded by these Standard Terms and your Notice of Grant.  You hereby acknowledge that a copy of the 2014 Plan has been made available to you.  The grant of Options to you in any one year, or at any time, does not obligate the Company or any Subsidiary to make a grant in any future year or in any given amount and should not create an expectation that the Company or any Subsidiary might make a grant in any future year or in any given amount.

(b)        Options are not part of your Service contract (if any, unless otherwise specified therein), your salary, your normal or expected compensation, or other remuneration for any purposes, including for purposes of computing severance pay or other termination compensation or indemnity.

(c)        Notwithstanding any other provision of these Standard Terms, if any changes in the financial or tax accounting rules applicable to the Options covered by these Standard Terms shall occur which, in the sole judgment of the Committee, may have an adverse effect on the reported earnings, assets or liabilities of the Company, the Committee may, in its sole discretion, modify these Standard Terms or cancel and cause a forfeiture with respect to any unvested Options at the time of such determination.

(d)       Nothing contained in these Standard Terms creates or implies an employment contract or term of employment upon which you may rely.

(e)        Notwithstanding any provision of these Standard Terms, the Notice of Grant or the 2014 Plan to the contrary, if, at the time of your termination of Service with the Company, you are a “specified employee” as defined in Section 409A of the Code, and one or more of the

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Non-Employee Director

payments or benefits received or to be received by you pursuant to the Options would constitute deferred compensation subject to Section 409A, no such payment or benefit will be provided under the Options until the earliest of (A) the date which is six (6) months after your “separation from service” for any reason, other than death or “disability” (as such terms are used in Section 409A(a)(2) of the Code), (B) the date of your death or “disability” (as such term is used in Section 409A(a)(2)(C) of the Code) or (C) the effective date of a “change in the ownership or effective control” of the Company (as such term is used in Section 409A(a)(2)(A)(v) of the Code).  The provisions of this Section 14(e) shall only apply to the extent required to avoid your incurrence of any penalty tax or interest under Section 409A of the Code or any regulations or Treasury guidance promulgated thereunder.  In addition, if any provision of the Options would cause you to incur any penalty tax or interest under Section 409A of the Code or any regulations or Treasury guidance promulgated thereunder, the Committee may reform such provision to maintain to the maximum extent practicable the original intent of the applicable provision without violating the provisions of Section 409A of the Code.

(f)        Notwithstanding any provision of these Standard Terms, the Notice of Grant or the 2014 Plan to the contrary, if the Company determines, based upon the advice of the tax advisors for the Company, that part or all of the consideration, compensation or benefits to be paid to you pursuant to the Options constitute “parachute payments” under Section 280G(b)(2) of the Code, then, if the aggregate present value of such parachute payments, singularly or together with the aggregate present value of any consideration, compensation or benefits to be paid to you under any other plan, arrangement or agreement which constitute “parachute payments” (collectively, the “Parachute Amount”) exceeds 2.99 times your “base amount,” as defined in Section 280G(b)(3) of the Code (the “Base Amount”), the amounts constituting “parachute payments” which would otherwise be payable to you or for your benefit shall be reduced to the extent necessary so that the Parachute Amount is equal to 2.99 times the Base Amount (the “Reduced Amount”).  In the event of a reduction of the payments that would otherwise be paid to you, then the Company may elect which and how much of any particular entitlement shall be eliminated or reduced and shall notify you promptly of such election; provided, however, that the aggregate reduction shall be no more than as set forth in the preceding sentence of this Section 14(f).  Within ten (10) days following such election, the Company shall pay you such amounts as are then due pursuant to the Options and shall pay you in the future such amounts as become due pursuant to the Options.  As a result of the uncertainty in the application of Section 280G of the Code at the time of a determination hereunder, it is possible that payments will be made by the Company which should not have been made (“Overpayment”) or that additional payments which are not made by the Company pursuant to this Section 14(f) should have been made (“Underpayment”).  In the event of a final determination by the Internal Revenue Service, a final determination by a court of competent jurisdiction or a change in the provisions of the Code or regulations or tax law, that an Overpayment has been made, any such Overpayment shall be treated for all purposes as a loan to you that you shall repay to the Company together with interest at the applicable federal rate provided for in Section 7872(f)(2) of the Code.  In the event of a final determination by the Internal Revenue Service, a final determination by a court of competent jurisdiction or a change in the provisions of the Code or regulations or tax law pursuant to which an Underpayment arises under this Agreement, any such Underpayment shall be promptly paid by the Company to you or for your benefit, together with interest at the applicable federal rate provided for in Section 7872(f)(2) of the Code.

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Non-Employee Director

(g)        Because these Standard Terms relate to terms and conditions under which you may purchase Common Stock, an essential term of these Standard Terms is that it shall be governed by the laws of the State of Delaware, without regard to choice of law principles of Delaware or other jurisdictions.  Any action, suit, or proceeding relating to these Standard Terms or the Options granted hereunder shall be brought in the state or federal courts of competent jurisdiction in the State of California.

(h)        Copies of the Company’s Annual Report to Stockholders for its latest fiscal year and the Company’s latest quarterly report are available, without charge, at the Company’s business office.

(i)         Any notice required by these Standard Terms shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid.  Notice shall be addressed to you at the address set forth in the records of the Company.  Notice shall be addressed to the Company at:

Resonant Inc.
460 Ward Drive, Suite D Santa Barbara, CA 93111 Attention: 2014 Plan Committee

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Non-Employee Director

EXHIBIT A

NOTICE OF EXERCISE

(To be signed only upon exercise of the option)

Resonant Inc.
460 Ward Drive, Suite D Santa Barbara, CA 93111 Attention: 2014 Plan Committee

1.         Exercise of Option.  The undersigned (the “Optionee”), the holder of the enclosed Non-qualified Stock Option Agreement, hereby irrevocably elects to exercise the purchase rights represented by the options and to purchase thereunder                                   * shares (the “Shares”) of Common Stock of Resonant Inc. (the “Company”), and herewith encloses, in full payment of the purchase price of such shares being purchased, payment of (check all that apply):

☐                                  $                       in lawful money of the United States of America; and/or

☐                                                                 shares of the Company’s common stock; and/or

☐                                  irrevocable instructions to a broker pursuant to a sale and remittance program approved by the Committee; and/or

☐                                                     shares of the Company’s common stock pursuant to the net issue exercise provisions of Section 4(b)(iv) of the Non-qualified Stock Option Agreement.

2.         Investment and Taxation Representations.  In connection with the purchase of the Shares pursuant to the Non-qualified Stock Option Agreement, Optionee represents to the Company the following:

(a)        Optionee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares; and

(b)        Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares.  Optionee represents that Optionee has consulted any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

*       Insert here the number of shares called for on the face of the Option, or, in the case of a partial exercise, the number of shares being exercised, in either case without making any adjustment for additional Common Stock of the Company, other securities or property that, pursuant to the adjustment provisions of the Option, may be deliverable upon exercise.

Non-Employee Director

I ACKNOWLEDGE AND AGREE THAT THE SHARES ARE SUBJECT TO THE TERMS OF THE STANDARD TERMS INCLUDED WITH THE NOTICE OF NON-QUALIFIED STOCK OPTION GRANT.

Dated:

(Signature must conform in all respects to name of holder as specified on the face of the Option)

(Please Print Name)

(Address)

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Employee

RESONANT INC.

RESTRICTED STOCK UNIT AGREEMENT

Employee

RESONANT INC. 2014 OMNIBUS INCENTIVE PLAN

NOTICE OF RESTRICTED STOCK UNIT GRANT

You have been granted the following Restricted Stock Units (“RSUs”) for shares of common stock, par value $0.001 per share (“Common Stock”), of Resonant Inc. (“Resonant” or the “Company”):

Name of Recipient:

Total Number of RSUs:	For	shares of Common Stock

Value of Stock on Grant Date:	$

Grant Date:

Vesting Commencement Date:

Vesting Schedule:

By your signature and the signature of the Company’s representative below, you and the Company agree that the RSUs are granted under and governed by the terms and conditions of the Resonant Inc. 2014 Omnibus Incentive Plan (a copy of which has been provided to you) and the Restricted Stock Unit Agreement, which is attached hereto, both of which are made a part of this document.

Recipient:	Resonant Inc.

By:	By:

Name:	Its:

Employee

RESONANT INC.

2014 OMNIBUS INCENTIVE PLAN

Restricted Stock Unit Agreement

1.         Terms.  Unless provided otherwise in the Notice of Restricted Stock Unit Grant (“Notice of Grant”), the following standard terms and conditions (“Standard Terms”) apply to Restricted Stock Units (“RSUs”) granted to you under the Resonant Inc. 2014 Omnibus Incentive Plan (the “2014 Plan”).  Your Notice of Grant, these Standard Terms and the 2014 Plan constitute the entire understanding between you and Resonant.  Capitalized and other terms used herein without definition shall have the meanings ascribed thereto in the 2014 Plan.

2.         Vesting of RSUs.

(a)        Provided that you continuously provide Service (as defined below) to the Company from the Grant Date specified in the Notice of Grant through each vesting date specified in the Notice of Grant, the RSUs shall vest and be converted into the right to receive the number of shares of Common Stock specified on the Notice of Grant with respect to such vesting date, except as otherwise provided in these Standard Terms.  If a vesting date falls on a weekend or any other day on which The Nasdaq Stock Market (“NASDAQ”) is not open, affected RSUs shall vest on the next following NASDAQ business day.

(b)        RSUs will vest to the extent provided in and in accordance with the terms of the Notice of Grant and these Standard Terms.  Upon termination of your Service for any reason, any unvested RSUs (after giving effect to any acceleration of vesting resulting from such termination of Service) will be cancelled.

(c)        For the purposes of these Standard Terms, the term “Service” means service to the Company or any of its Subsidiaries as an Employee, Director or Consultant.

3.         Conversion into Common Stock.

(a)        Shares of Common Stock will be issued or become free of restrictions as soon as practicable following vesting of the RSUs, provided that you have satisfied your tax withholding obligations as specified under Section 11 of these Standard Terms and you have completed, signed and returned any documents and taken any additional action that the Committee deems appropriate to enable it to accomplish the delivery of the shares of Common Stock.  The shares of Common Stock will be issued in your name (or may be issued to your executor or personal representative, in the event of your death or Disablement), and may be effected by recording shares on the stock records of the Company or by crediting shares in an account established on your behalf with a brokerage firm or other custodian, in each case as determined by the Committee.  In no event will the Company be obligated to issue a fractional share.

(b)        Notwithstanding the foregoing, (i) the Company shall not be obligated to deliver any shares of Common Stock during any period when the Committee determines that the conversion of an RSU or the delivery of shares hereunder would violate any federal, state or other applicable laws and/or may issue shares subject to any restrictive legends that, as

Employee

determined by the Company’s counsel, is necessary to comply with securities or other regulatory requirements, and (ii) the date on which shares are issued may include a delay in order to provide the Company such time as it determines appropriate to address tax withholding and other administrative matters.

(c)        Notwithstanding anything to the contrary in these Standard Terms or the applicable Notice of Grant, the Committee may reduce your unvested RSUs if you change your employment classification from a full-time employee to a part-time employee.

(d)       The number of shares of Common Stock into which RSUs convert as specified in the Notice of Grant shall be adjusted for stock splits and similar matters as specified in and pursuant to the 2014 Plan.

4.         Change in Control.  In the event that your Service is terminated for Good Reason (as defined below) or for reasons other than an act of misconduct (as described in Section 6 below) upon the occurrence of a Change in Control or within three (3) months prior thereto or twelve (12) months thereafter (a “Termination Event”), all unvested RSUs will vest immediately prior to the effective date of such Termination Event.  For purposes hereof, “Good Reason” means any of the following (without your express written consent and provided you provide written notice stating in reasonable detail the basis for termination and a thirty (30)-day opportunity to cure to the Company): (i) a material reduction in your responsibilities or duties as such responsibilities or duties exist on the date that is three (3) months prior to the Change in Control, except in the event of a termination for an act of misconduct (as described in Section 6 below), death or disability or your resignation other than for Good Reason; (ii) a reduction of your base salary as it exists on the date that is three (3) months prior to the Change in Control unless such reduction (x) is in connection with concurrent and proportional reductions in the salaries of other employees of the Company, which reductions have been approved by the Board, and (y) reduce your base salary to no less than 80% of your base salary immediately before such reduction; or (iii) any relocation by the Company of your place of employment that would increase your one-way commute to the place of employment by more than fifty (50) miles when compared to your commute immediately prior to the relocation.

5.         Leaves of Absence.  For any purpose under these Standard Terms, your Service shall be deemed to continue while you are on a bona fide leave of absence, to the extent required by applicable law.  To the extent applicable law does not require such a leave to be deemed to continue your Service such Service shall be deemed to continue if, and only if, expressly provided in writing by the Committee or an executive officer of the Company or Subsidiary for whom you provide Service.

6.         Suspension or Termination of RSUs for Misconduct.  If at any time the Committee reasonably believes that you have committed an act of misconduct as described in this Section 6, the Committee may suspend the vesting of your RSUs pending a determination of whether an act of misconduct has been committed.  If the Committee determines that you have committed an act of embezzlement, fraud, dishonesty, nonpayment of any obligation owed to the Company, breach of fiduciary duty or deliberate disregard of Company rules resulting in loss, damage or injury to the Company, or if you make an unauthorized disclosure of any Company trade secret or confidential information, engage in any conduct constituting unfair competition, induce any

2

Employee

customer to breach a contract with the Company or induce any principal for whom the Company acts as agent to terminate such agency relationship, all RSUs not vested as of the date the Committee was notified that you may have committed an act of misconduct shall be cancelled and neither you nor any beneficiary shall be entitled to any claim with respect to the RSUs whatsoever.  Any determination by the Committee with respect to the foregoing shall be final, conclusive, and binding on all interested parties.

7.         Termination of Service.

(a)        Except as expressly provided otherwise in these Standard Terms, if your Service terminates for any reason, whether voluntarily or involuntarily, other than on account of death, Disablement (defined below), Retirement (defined below) or discharge for misconduct, all unvested RSUs shall be cancelled on the date of Service termination, regardless of whether such Service termination is voluntary or involuntary.

(b)        For purposes of this Section 7, your Service is not deemed terminated if, prior to sixty (60) days after the date of termination of your Service, you are re-engaged by the Company or a Subsidiary on a basis that would make you eligible for future RSU grants, nor would your transfer from the Company to any Subsidiary or from any one Subsidiary to another, or from a Subsidiary to the Company be deemed a termination of your Service.  Further, your provision of service as an employee, director or consultant to any partnership, joint venture or corporation not meeting the requirements of a Subsidiary in which the Company or a Subsidiary is a party shall be considered Service for purposes of this provision if either (a) the entity is designated by the Committee as a Subsidiary for purposes of this provision or (b) you are specifically designated as providing Service for purposes of this provision.

8.         Death.  If you die while you are a Service provider, your RSUs will become one hundred percent (100%) vested.

9.         Disability.

(a)        Except as expressly provided otherwise in these Standard Terms, if your Service terminates as a result of Disablement, your RSUs will become one hundred percent (100%) vested upon the later of the date of termination of your Service due to your Disablement or the date of determination of your Disablement.

(b)        For purposes of these Standard Terms, “Disablement” means your inability to perform the essential duties, responsibilities and functions of your position with the Company or a Subsidiary for a continuous period of one hundred eighty (180) days as a result of any mental or physical disability or incapacity, as determined under the definition of disability in the Company’s long-term disability plan so as to qualify you for benefits under the terms of that plan or as determined by the Committee to the extent that no such plan is then in effect.  You shall cooperate in all respects with the Company if a question arises as to whether you have become disabled (including, without limitation, submitting to an examination by a medical doctor or other health care specialist selected by the Company and authorizing such medical doctor or such other health care specialist to discuss your condition with the Company).

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Employee

10.       Retirement.  For purposes of these Standard Terms, “Retirement” shall mean either Standard Retirement (as defined below) or the Rule of 75 (as defined below).  Upon your Retirement, the vesting of your RSUs, to the extent that they had not vested on or prior to the date of your Retirement, shall be accelerated as follows:

(a)        If you retire at or after age sixty (60) (“Standard Retirement”), you will receive one (1) year of additional vesting from your date of Retirement for every five (5) years that you have provided Service (measured in complete, whole years).  No vesting acceleration shall occur for any periods of Service of less than five (5) years; or

(b)        If, when you terminate Service, your age plus years of Service (in each case measured in complete, whole years) equals or exceeds seventy-five (75) (“Rule of 75”), you will receive accelerated vesting of any portion of the RSUs that would have vested prior to one (1) year from the date of your Retirement.

You will receive vesting acceleration pursuant to either Standard Retirement or the Rule of 75, but not both.  Remaining unvested RSUs shall be cancelled as of the date of your Retirement.

11.       Tax Withholding.

(a)        To the extent required by applicable federal, state or other law, you shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise by reason of vesting of an RSU and, if applicable, any sale of shares of Common Stock.  The Company shall not be required to issue or lift any restrictions on shares of Common Stock or to recognize any purported transfer of shares of Common Stock until such obligations are satisfied.  The Committee may permit these obligations to be satisfied by having the Company withhold a portion of the shares of Common Stock that otherwise would be issued to you upon vesting of the RSUs, or to the extent permitted by the Committee, by tendering shares of Common Stock previously acquired.

(b)        You are ultimately liable and responsible for all taxes owed by you in connection with your RSUs, regardless of any action the Committee or the Company takes or any transaction pursuant to this Section 11 with respect to any tax withholding obligations that arise in connection with your RSUs.  The Company makes no representation or undertaking regarding the treatment of any tax withholding in connection with the grant, issuance, vesting or settlement of your RSUs or the subsequent sale of any of the shares of Common Stock underlying your RSUs that vest.  The Company does not commit and is under no obligation to administer the Plan in a manner that reduces or eliminates your tax liability.

12.       Transferability; Rights as a Stockholder.

(a)        Unless otherwise provided by the Committee, each RSU shall be transferable only:

(i)         pursuant to your will or upon your death to your beneficiaries;

(ii)        by gift to your Immediate Family (defined below), corporations whose only shareholders are you or members of your Immediate Family, partnerships whose only

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Employee

partners are you or members of your Immediate Family, limited liability companies whose only members are you or members of your Immediate Family, or trusts established solely for the benefit of you or members of your Immediate Family;

(iii)       by gift to a foundation in which you and/or members of your Immediate Family control the management of the foundation’s assets; or

(iv)       for charitable donations;

provided that such permitted assignee shall be bound by and subject to all of the terms and conditions of the Notice of Grant, these Standard Terms and the 2014 Plan relating to the transferred RSUs and shall execute an agreement satisfactory to the Company evidencing such obligations; and provided, further, that you shall remain bound by the terms and conditions of the Notice of Grant, these Standard Terms and the 2014 Plan.

(b)        For purposes of these Standard Terms, “Immediate Family” is defined as your spouse or domestic partner, children, grandchildren (including any adopted and step children or grandchildren), parents, grandparents or siblings.  Any purported assignment, transfer or encumbrance that does not qualify under Section 12(a) above shall be void and unenforceable against the Company.  Any RSU transferred by you pursuant to this section shall not be transferable by the recipient except by will or the laws of descent and distribution.  The transferability of RSUs is subject to any applicable laws of your country of residence or employment.

(c)        You will have the rights of a stockholder only after shares of Common Stock have been issued to you following vesting of your RSUs and satisfaction of all other conditions to the issuance of those shares as set forth in these Standard Terms.  RSUs shall not entitle you to any rights of a stockholder of Common Stock and there are no voting or dividend rights with respect to your RSUs.  RSUs shall remain terminable pursuant to these Standard Terms at all times until they vest and convert into shares.  As a condition to having the right to receive shares of Common Stock pursuant to your RSUs, you acknowledge that unvested RSUs shall have no value for purposes of any aspect of your Service relationship with the Company.

13.       Disputes.  Any question concerning the interpretation of these Standard Terms, your Notice of Grant, the RSUs or the 2014 Plan, any adjustments required to be made thereunder, and any controversy that may arise under the Standard Terms, your Notice of Grant, the RSUs or the 2014 Plan shall be determined by the Committee (including any person(s) to whom the Committee has delegated its authority) in its sole and absolute discretion.  Such decision by the Committee shall be final and binding unless determined pursuant to Section 15(g) to have been arbitrary and capricious.

14.       Amendments.  The 2014 Plan and RSUs may be amended or altered by the Committee to the extent provided in the 2014 Plan.

15.       Other Matters.

(a)        Any prior agreements, commitments or negotiations concerning the RSUs are superseded by these Standard Terms and your Notice of Grant.  You hereby acknowledge that a

5

Employee

copy of the 2014 Plan has been made available to you.  The grant of RSUs to you in any one year, or at any time, does not obligate the Company or any Subsidiary to make a grant in any future year or in any given amount and should not create an expectation that the Company or any Subsidiary might make a grant in any future year or in any given amount.

(b)        RSUs are not part of your Service contract (if any, unless otherwise specified therein), your salary, your normal or expected compensation, or other remuneration for any purposes, including for purposes of computing severance pay or other termination compensation or indemnity.

(c)        Notwithstanding any other provision of these Standard Terms, if any changes in the financial or tax accounting rules applicable to the RSUs covered by these Standard Terms shall occur which, in the sole judgment of the Committee, may have an adverse effect on the reported earnings, assets or liabilities of the Company, the Committee may, in its sole discretion, modify these Standard Terms or cancel and cause a forfeiture with respect to any unvested RSUs at the time of such determination.

(d)       Nothing contained in these Standard Terms creates or implies an employment contract or term of employment upon which you may rely.

(e)        Notwithstanding any provision of these Standard Terms, the Notice of Grant or the 2014 Plan to the contrary, if, at the time of your termination of Service with the Company, you are a “specified employee” as defined in Section 409A of the Code, and one or more of the payments or benefits received or to be received by you pursuant to the RSUs would constitute deferred compensation subject to Section 409A, no such payment or benefit will be provided under the RSUs until the earliest of (A) the date which is six (6) months after your “separation from service” for any reason, other than death or “disability” (as such terms are used in Section 409A(a)(2) of the Code), (B) the date of your death or “disability” (as such term is used in Section 409A(a)(2)(C) of the Code) or (C) the effective date of a “change in the ownership or effective control” of the Company (as such term is used in Section 409A(a)(2)(A)(v) of the Code).  The provisions of this Section 15(e) shall only apply to the extent required to avoid your incurrence of any penalty tax or interest under Section 409A of the Code or any regulations or Treasury guidance promulgated thereunder.  In addition, if any provision of the RSUs would cause you to incur any penalty tax or interest under Section 409A of the Code or any regulations or Treasury guidance promulgated thereunder, the Committee may reform such provision to maintain to the maximum extent practicable the original intent of the applicable provision without violating the provisions of Section 409A of the Code.

(f)        Notwithstanding any provision of these Standard Terms, the Notice of Grant or the 2014 Plan to the contrary, if the Company determines, based upon the advice of the tax advisors for the Company, that part or all of the consideration, compensation or benefits to be paid to you pursuant to the RSUs constitute “parachute payments” under Section 280G(b)(2) of the Code, then, if the aggregate present value of such parachute payments, singularly or together with the aggregate present value of any consideration, compensation or benefits to be paid to you under any other plan, arrangement or agreement which constitute “parachute payments” (collectively, the “Parachute Amount”) exceeds 2.99 times your “base amount,” as defined in Section 280G(b)(3) of the Code (the “Base Amount”), the amounts constituting “parachute

6

Employee

payments” which would otherwise be payable to you or for your benefit shall be reduced to the extent necessary so that the Parachute Amount is equal to 2.99 times the Base Amount (the “Reduced Amount”).  In the event of a reduction of the payments that would otherwise be paid to you, then the Company may elect which and how much of any particular entitlement shall be eliminated or reduced and shall notify you promptly of such election; provided, however, that the aggregate reduction shall be no more than as set forth in the preceding sentence of this Section 15(f).  Within ten (10) days following such election, the Company shall pay you such amounts as are then due pursuant to the RSUs and shall pay you in the future such amounts as become due pursuant to the RSUs.  As a result of the uncertainty in the application of Section 280G of the Code at the time of a determination hereunder, it is possible that payments will be made by the Company which should not have been made (“Overpayment”) or that additional payments which are not made by the Company pursuant to this Section 15(f) should have been made (“Underpayment”).  In the event of a final determination by the Internal Revenue Service, a final determination by a court of competent jurisdiction or a change in the provisions of the Code or regulations or tax law, that an Overpayment has been made, any such Overpayment shall be treated for all purposes as a loan to you that you shall repay to the Company together with interest at the applicable federal rate provided for in Section 7872(f)(2) of the Code.  In the event of a final determination by the Internal Revenue Service, a final determination by a court of competent jurisdiction or a change in the provisions of the Code or regulations or tax law pursuant to which an Underpayment arises under this Agreement, any such Underpayment shall be promptly paid by the Company to you or for your benefit, together with interest at the applicable federal rate provided for in Section 7872(f)(2) of the Code.

(g)        Because these Standard Terms relate to terms and conditions under which you may be issued shares of Common Stock, an essential term of these Standard Terms is that it shall be governed by the laws of the State of Delaware, without regard to choice of law principles of Delaware or other jurisdictions.  Any action, suit, or proceeding relating to these Standard Terms or the RSUs granted hereunder shall be brought in the state or federal courts of competent jurisdiction in the State of California.

(h)        Copies of the Company’s Annual Report to Stockholders for its latest fiscal year and the Company’s latest quarterly report are available, without charge, at the Company’s business office.

(i)         Any notice required by these Standard Terms shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid.  Notice shall be addressed to you at the address set forth in the records of the Company.  Notice shall be addressed to the Company at:

Resonant Inc.
460 Ward Drive, Suite D Santa Barbara, CA 93111 Attention: 2014 Plan Committee

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Non-Employee Director

RESONANT INC.

RESTRICTED STOCK UNIT AGREEMENT

Non-Employee Director

RESONANT INC. 2014 OMNIBUS INCENTIVE PLAN

NOTICE OF RESTRICTED STOCK UNIT GRANT

You have been granted the following Restricted Stock Units (“RSUs”) for shares of common stock, par value $0.001 per share (“Common Stock”), of Resonant Inc. (“Resonant” or the “Company”):

Name of Recipient:

Total Number of RSUs:	For	shares of Common Stock

Value of Stock on Grant Date:	$

Grant Date:

Vesting Commencement Date:

Vesting Schedule:

By your signature and the signature of the Company’s representative below, you and the Company agree that the RSUs are granted under and governed by the terms and conditions of the Resonant Inc. 2014 Omnibus Incentive Plan (a copy of which has been provided to you) and the Restricted Stock Unit Agreement, which is attached hereto, both of which are made a part of this document.

Recipient:	Resonant Inc.

By:	By:

Name:	Its:

Non-Employee Director

RESONANT INC.

2014 OMNIBUS INCENTIVE PLAN

Restricted Stock Unit Agreement

1.         Terms.  Unless provided otherwise in the Notice of Restricted Stock Unit Grant (“Notice of Grant”), the following standard terms and conditions (“Standard Terms”) apply to Restricted Stock Units (“RSUs”) granted to you under the Resonant Inc. 2014 Omnibus Incentive Plan (the “2014 Plan”).  Your Notice of Grant, these Standard Terms and the 2014 Plan constitute the entire understanding between you and Resonant.  Capitalized and other terms used herein without definition shall have the meanings ascribed thereto in the 2014 Plan.

2.         Vesting of RSUs.

(a)        Provided that you continuously provide Service (as defined below) to the Company from the Grant Date specified in the Notice of Grant through each vesting date specified in the Notice of Grant, the RSUs shall vest and be converted into the right to receive the number of shares of Common Stock specified on the Notice of Grant with respect to such vesting date, except as otherwise provided in these Standard Terms.  If a vesting date falls on a weekend or any other day on which The Nasdaq Stock Market (“NASDAQ”) is not open, affected RSUs shall vest on the next following NASDAQ business day.

(b)        RSUs will vest to the extent provided in and in accordance with the terms of the Notice of Grant and these Standard Terms.  Upon termination of your Service for any reason, any unvested RSUs (after giving effect to any acceleration of vesting resulting from such termination of Service) will be cancelled.

(c)        For the purposes of these Standard Terms, the term “Service” means service to the Company or any of its Subsidiaries as an Employee, Director or Consultant.

3.         Conversion into Common Stock.

(a)        Shares of Common Stock will be issued or become free of restrictions as soon as practicable following vesting of the RSUs, provided that you have satisfied your tax withholding obligations as specified under Section 9 of these Standard Terms and you have completed, signed and returned any documents and taken any additional action that the Committee deems appropriate to enable it to accomplish the delivery of the shares of Common Stock.  The shares of Common Stock will be issued in your name (or may be issued to your executor or personal representative, in the event of your death or Disablement), and may be effected by recording shares on the stock records of the Company or by crediting shares in an account established on your behalf with a brokerage firm or other custodian, in each case as determined by the Committee.  In no event will the Company be obligated to issue a fractional share.

(b)        Notwithstanding the foregoing, (i) the Company shall not be obligated to deliver any shares of Common Stock during any period when the Committee determines that the conversion of an RSU or the delivery of shares hereunder would violate any federal, state or other applicable laws and/or may issue shares subject to any restrictive legends that, as

Non-Employee Director

determined by the Company’s counsel, is necessary to comply with securities or other regulatory requirements, and (ii) the date on which shares are issued may include a delay in order to provide the Company such time as it determines appropriate to address tax withholding and other administrative matters.

(c)        Notwithstanding anything to the contrary in these Standard Terms or the applicable Notice of Grant, the Committee may reduce your unvested RSUs if you change your employment classification from a full-time employee to a part-time employee.

(d)       The number of shares of Common Stock into which RSUs convert as specified in the Notice of Grant shall be adjusted for stock splits and similar matters as specified in and pursuant to the 2014 Plan.

4.         Leaves of Absence.  For any purpose under these Standard Terms, your Service shall be deemed to continue while you are on a bona fide leave of absence, to the extent required by applicable law.  To the extent applicable law does not require such a leave to be deemed to continue your Service such Service shall be deemed to continue if, and only if, expressly provided in writing by the Committee or an executive officer of the Company or Subsidiary for whom you provide Service.

5.         Suspension or Termination of RSUs for Misconduct.  If at any time the Committee reasonably believes that you have committed an act of misconduct as described in this Section 5, the Committee may suspend the vesting of your RSUs pending a determination of whether an act of misconduct has been committed.  If the Committee determines that you have committed an act of embezzlement, fraud, dishonesty, nonpayment of any obligation owed to the Company, breach of fiduciary duty or deliberate disregard of Company rules resulting in loss, damage or injury to the Company, or if you make an unauthorized disclosure of any Company trade secret or confidential information, engage in any conduct constituting unfair competition, induce any customer to breach a contract with the Company or induce any principal for whom the Company acts as agent to terminate such agency relationship, all RSUs not vested as of the date the Committee was notified that you may have committed an act of misconduct shall be cancelled and neither you nor any beneficiary shall be entitled to any claim with respect to the RSUs whatsoever.  Any determination by the Committee with respect to the foregoing shall be final, conclusive, and binding on all interested parties.

6.         Termination of Service.

(a)        Except as expressly provided otherwise in these Standard Terms, if your Service terminates for any reason (including retirement), whether voluntarily or involuntarily, other than on account of death, Disablement (defined below) or discharge for misconduct, your RSUs will become 100% vested.

(b)        For purposes of this Section 6, your Service is not deemed terminated if, prior to sixty (60) days after the date of termination of your Service, you are re-engaged by the Company or a Subsidiary on a basis that would make you eligible for future RSU grants, nor would your transfer from the Company to any Subsidiary or from any one Subsidiary to another, or from a Subsidiary to the Company be deemed a termination of your Service.  Further, your provision of

2

Non-Employee Director

service as an employee, director or consultant to any partnership, joint venture or corporation not meeting the requirements of a Subsidiary in which the Company or a Subsidiary is a party shall be considered Service for purposes of this provision if either (a) the entity is designated by the Committee as a Subsidiary for purposes of this provision or (b) you are specifically designated as providing Service for purposes of this provision.

7.         Death.  If you die while you are a Service provider, your RSUs will become one hundred percent (100%) vested.

8.         Disability.

(a)        Except as expressly provided otherwise in these Standard Terms, if your Service terminates as a result of Disablement, your RSUs will become one hundred percent (100%) vested upon the later of the date of termination of your Service due to your Disablement or the date of determination of your Disablement.

(b)        For purposes of these Standard Terms, “Disablement” means your inability to perform the essential duties, responsibilities and functions of your position with the Company or a Subsidiary for a continuous period of one hundred eighty (180) days as a result of any mental or physical disability or incapacity, as determined under the definition of disability in the Company’s long-term disability plan so as to qualify you for benefits under the terms of that plan or as determined by the Committee to the extent that no such plan is then in effect.  You shall cooperate in all respects with the Company if a question arises as to whether you have become disabled (including, without limitation, submitting to an examination by a medical doctor or other health care specialist selected by the Company and authorizing such medical doctor or such other health care specialist to discuss your condition with the Company).

9.         Tax Withholding.

(a)        To the extent required by applicable federal, state or other law, you shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise by reason of vesting of an RSU and, if applicable, any sale of shares of Common Stock.  The Company shall not be required to issue or lift any restrictions on shares of Common Stock or to recognize any purported transfer of shares of Common Stock until such obligations are satisfied.  The Committee may permit these obligations to be satisfied by having the Company withhold a portion of the shares of Common Stock that otherwise would be issued to you upon vesting of the RSUs, or to the extent permitted by the Committee, by tendering shares of Common Stock previously acquired.

(b)        You are ultimately liable and responsible for all taxes owed by you in connection with your RSUs, regardless of any action the Committee or the Company takes or any transaction pursuant to this Section 9 with respect to any tax withholding obligations that arise in connection with your RSUs.  The Company makes no representation or undertaking regarding the treatment of any tax withholding in connection with the grant, issuance, vesting or settlement of your RSUs or the subsequent sale of any of the shares of Common Stock underlying your RSUs that vest.  The Company does not commit and is under no obligation to administer the Plan in a manner that reduces or eliminates your tax liability.

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Non-Employee Director

10.       Transferability; Rights as a Stockholder.

(a)        Unless otherwise provided by the Committee, each RSU shall be transferable only:

(i)         pursuant to your will or upon your death to your beneficiaries;

(ii)        by gift to your Immediate Family (defined below), corporations whose only shareholders are you or members of your Immediate Family, partnerships whose only partners are you or members of your Immediate Family, limited liability companies whose only members are you or members of your Immediate Family, or trusts established solely for the benefit of you or members of your Immediate Family;

(iii)       by gift to a foundation in which you and/or members of your Immediate Family control the management of the foundation’s assets; or

(iv)       for charitable donations;

provided that such permitted assignee shall be bound by and subject to all of the terms and conditions of the Notice of Grant, these Standard Terms and the 2014 Plan relating to the transferred RSUs and shall execute an agreement satisfactory to the Company evidencing such obligations; and provided, further, that you shall remain bound by the terms and conditions of the Notice of Grant, these Standard Terms and the 2014 Plan.

(b)        For purposes of these Standard Terms, “Immediate Family” is defined as your spouse or domestic partner, children, grandchildren (including any adopted and step children or grandchildren), parents, grandparents or siblings.  Any purported assignment, transfer or encumbrance that does not qualify under Section 10(a) above shall be void and unenforceable against the Company.  Any RSU transferred by you pursuant to this section shall not be transferable by the recipient except by will or the laws of descent and distribution.  The transferability of RSUs is subject to any applicable laws of your country of residence or employment.

(c)        You will have the rights of a stockholder only after shares of Common Stock have been issued to you following vesting of your RSUs and satisfaction of all other conditions to the issuance of those shares as set forth in these Standard Terms.  RSUs shall not entitle you to any rights of a stockholder of Common Stock and there are no voting or dividend rights with respect to your RSUs.  RSUs shall remain terminable pursuant to these Standard Terms at all times until they vest and convert into shares.  As a condition to having the right to receive shares of Common Stock pursuant to your RSUs, you acknowledge that unvested RSUs shall have no value for purposes of any aspect of your Service relationship with the Company.

11.       Disputes.  Any question concerning the interpretation of these Standard Terms, your Notice of Grant, the RSUs or the 2014 Plan, any adjustments required to be made thereunder, and any controversy that may arise under the Standard Terms, your Notice of Grant, the RSUs or the 2014 Plan shall be determined by the Committee (including any person(s) to whom the Committee has delegated its authority) in its sole and absolute discretion.  Such decision by the

4

Non-Employee Director

Committee shall be final and binding unless determined pursuant to Section 13(g) to have been arbitrary and capricious.

12.       Amendments.  The 2014 Plan and RSUs may be amended or altered by the Committee to the extent provided in the 2014 Plan.

13.       Other Matters.

(a)        Any prior agreements, commitments or negotiations concerning the RSUs are superseded by these Standard Terms and your Notice of Grant.  You hereby acknowledge that a copy of the 2014 Plan has been made available to you.  The grant of RSUs to you in any one year, or at any time, does not obligate the Company or any Subsidiary to make a grant in any future year or in any given amount and should not create an expectation that the Company or any Subsidiary might make a grant in any future year or in any given amount.

(b)        RSUs are not part of your Service contract (if any, unless otherwise specified therein), your salary, your normal or expected compensation, or other remuneration for any purposes, including for purposes of computing severance pay or other termination compensation or indemnity.

(c)        Notwithstanding any other provision of these Standard Terms, if any changes in the financial or tax accounting rules applicable to the RSUs covered by these Standard Terms shall occur which, in the sole judgment of the Committee, may have an adverse effect on the reported earnings, assets or liabilities of the Company, the Committee may, in its sole discretion, modify these Standard Terms or cancel and cause a forfeiture with respect to any unvested RSUs at the time of such determination.

(d)       Nothing contained in these Standard Terms creates or implies an employment contract or term of employment upon which you may rely.

(e)        Notwithstanding any provision of these Standard Terms, the Notice of Grant or the 2014 Plan to the contrary, if, at the time of your termination of Service with the Company, you are a “specified employee” as defined in Section 409A of the Code, and one or more of the payments or benefits received or to be received by you pursuant to the RSUs would constitute deferred compensation subject to Section 409A, no such payment or benefit will be provided under the RSUs until the earliest of (A) the date which is six (6) months after your “separation from service” for any reason, other than death or “disability” (as such terms are used in Section 409A(a)(2) of the Code), (B) the date of your death or “disability” (as such term is used in Section 409A(a)(2)(C) of the Code) or (C) the effective date of a “change in the ownership or effective control” of the Company (as such term is used in Section 409A(a)(2)(A)(v) of the Code).  The provisions of this Section 13(e) shall only apply to the extent required to avoid your incurrence of any penalty tax or interest under Section 409A of the Code or any regulations or Treasury guidance promulgated thereunder.  In addition, if any provision of the RSUs would cause you to incur any penalty tax or interest under Section 409A of the Code or any regulations or Treasury guidance promulgated thereunder, the Committee may reform such provision to maintain to the maximum extent practicable the original intent of the applicable provision without violating the provisions of Section 409A of the Code.

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Non-Employee Director

(f)        Notwithstanding any provision of these Standard Terms, the Notice of Grant or the 2014 Plan to the contrary, if the Company determines, based upon the advice of the tax advisors for the Company, that part or all of the consideration, compensation or benefits to be paid to you pursuant to the RSUs constitute “parachute payments” under Section 280G(b)(2) of the Code, then, if the aggregate present value of such parachute payments, singularly or together with the aggregate present value of any consideration, compensation or benefits to be paid to you under any other plan, arrangement or agreement which constitute “parachute payments” (collectively, the “Parachute Amount”) exceeds 2.99 times your “base amount,” as defined in Section 280G(b)(3) of the Code (the “Base Amount”), the amounts constituting “parachute payments” which would otherwise be payable to you or for your benefit shall be reduced to the extent necessary so that the Parachute Amount is equal to 2.99 times the Base Amount (the “Reduced Amount”).  In the event of a reduction of the payments that would otherwise be paid to you, then the Company may elect which and how much of any particular entitlement shall be eliminated or reduced and shall notify you promptly of such election; provided, however, that the aggregate reduction shall be no more than as set forth in the preceding sentence of this Section 15(f).  Within ten (10) days following such election, the Company shall pay you such amounts as are then due pursuant to the RSUs and shall pay you in the future such amounts as become due pursuant to the RSUs.  As a result of the uncertainty in the application of Section 280G of the Code at the time of a determination hereunder, it is possible that payments will be made by the Company which should not have been made (“Overpayment”) or that additional payments which are not made by the Company pursuant to this Section 15(f) should have been made (“Underpayment”).  In the event of a final determination by the Internal Revenue Service, a final determination by a court of competent jurisdiction or a change in the provisions of the Code or regulations or tax law, that an Overpayment has been made, any such Overpayment shall be treated for all purposes as a loan to you that you shall repay to the Company together with interest at the applicable federal rate provided for in Section 7872(f)(2) of the Code.  In the event of a final determination by the Internal Revenue Service, a final determination by a court of competent jurisdiction or a change in the provisions of the Code or regulations or tax law pursuant to which an Underpayment arises under this Agreement, any such Underpayment shall be promptly paid by the Company to you or for your benefit, together with interest at the applicable federal rate provided for in Section 7872(f)(2) of the Code.

(g)        Because these Standard Terms relate to terms and conditions under which you may be issued shares of Common Stock, an essential term of these Standard Terms is that it shall be governed by the laws of the State of Delaware, without regard to choice of law principles of Delaware or other jurisdictions.  Any action, suit, or proceeding relating to these Standard Terms or the RSUs granted hereunder shall be brought in the state or federal courts of competent jurisdiction in the State of California.

(h)        Copies of the Company’s Annual Report to Stockholders for its latest fiscal year and the Company’s latest quarterly report are available, without charge, at the Company’s business office.

(i)         Any notice required by these Standard Terms shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid.  Notice shall be addressed

6

Non-Employee Director

to you at the address set forth in the records of the Company.  Notice shall be addressed to the Company at:

Resonant Inc.
460 Ward Drive, Suite D Santa Barbara, CA 93111 Attention: 2014 Plan Committee

7